Exhibit 10.19

LEASE

by and between

WILMINGTON GARDENS GROUP L.L.C.,

a Utah limited liability company

as Landlord

and

TRAEGER PELLET GRILLS LLC,

a Delaware limited liability company

as Tenant

for

SUITE 200

1215 EAST WILMINGTON AVENUE

SALT LAKE CITY, UTAH

WILMINGTON GARDENS – 1215 EAST WILMINGTON AVENUE– SALT LAKE CITY, UTAH

TABLE OF CONTENTS

ARTICLE I. BASIC LEASE PROVISIONS; ENUMERATION OF EXHIBITS	3
SECTION 1.01 BASIC LEASE PROVISIONS	3
SECTION 1.02 SIGNIFICANCE OF A BASIC LEASE PROVISION	8
SECTION 1.03 ENUMERATION OF EXHIBITS	8
ARTICLE II. GRANT AND LEASED PREMISES	8
SECTION 2.01 LEASED PREMISES	8
SECTION 2.02 DEFINITION OF LEASE YEAR	8
SECTION 2.03 NOTICES	8
SECTION 2.04 EXCUSE OF LANDLORD’S PERFORMANCE	8
ARTICLE III. RENT	8
SECTION 3.01 BASE MONTHLY RENT	8
SECTION 3.02 ESCALATION	9
SECTION 3.03 TENANT’S PRO-RATA SHARE OF SPECIFIED PROJECT AREA BASE YEAR OPERATING EXPENSES, SPECIFIED BUILDING AREA BASE YEAR OPERATING EXPENSES AND SPECIFIED OFFICE AREA BASE YEAR OPERATING EXPENSES	9
SECTION 3.04 TAXES	10
SECTION 3.05 PAYMENTS	11
ARTICLE IV. RENTAL TERM, COMMENCEMENT DATE & PRELIMINARY TERM	11
SECTION 4.01 RENTAL TERM	11
SECTION 4.02 RENTAL TERM COMMENCEMENT DATE	11
SECTION 4.03 PRELIMINARY TERM	11
ARTICLE V. LANDLORD’S WORK, FINANCING OF IMPROVEMENTS, TENANT’S POSSESSION DATE AND CANCELLATION	11
SECTION 5.01. CONSTRUCTION OF LEASED PREMISES BY LANDLORD	11
SECTION 5.02. DELIVERY OF POSSESSION FOR TENANT’S WORK	11
SECTION 5.04. ALTERATIONS AND ADDITIONS	11
ARTICLE V. CONSTRUCTION OF LEASED PREMISES	11
ARTICLE VI. TENANT’S WORK & LANDLORD’S CONTRIBUTION	11
SECTION 6.01 CONSTRUCTION OF LEASED PREMISES BY TENANT	11
SECTION 6.02 SETTLEMENT OF DISPUTES	12
ARTICLE VII. USE	12
SECTION 7.01 PERMITTED USE OF LEASED PREMISES	12
SECTION 7.02 HAZARDOUS SUBSTANCES	12
ARTICLE VIII. OPERATION AND MAINTENANCE OF COMMON AREAS	13
SECTION 8.01 CONSTRUCTION AND CONTROL OF COMMON AREAS	13
SECTION 8.02 LICENSE	13
SECTION 8.03 AUDIT	13
ARTICLE IX. ALTERATIONS, SIGNS, LOCKS & KEYS	14
SECTION 9.01 ALTERATIONS	14
SECTION 9.02 SIGNS	14
SECTION 9.03 LOCKS AND KEYS	14
ARTICLE X. MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS	14
SECTION 10.01 LANDLORD’ S OBLIGATION FOR MAINTENANCE	14
SECTION 10.02 TENANT’S OBLIGATION FOR MAINTENANCE	14
SECTION 10.03 SURRENDER AND RIGHTS UPON TERMINATION	14
ARTICLE XI. INSURANCE AND INDEMNITY	15
SECTION 11.01 LIABILITY INSURANCE AND INDEMNITY	15
SECTION 11.02 FIRE AND CASUALTY INSURANCE	15
SECTION 11.03 WAIVER OF SUBROGATION	15
SECTION 11.04	15
ARTICLE XII UTILITY CHARGES	16
SECTION 12.01 OBLIGATION OF LANDLORD	16
SECTION 12.02 OBLIGATIONS OF TENANT	16
SECTION 12.03. EXTRA HOURS CHARGES	17
SECTION 12.04. LIMITATIONS ON LANDLORDS LIABILITY	17
ARTICLE XIII. OFF-SET STATEMENT, ATTORNMENT AND SUBORDINATION	17
SECTION 13.01 OFF-SET STATEMENT	17
SECTION 13.02 ATTORNMENT	17
SECTION 13.03 SUBORDINATION	17
SECTION 13.04 MORTGAGEE SUBORDINATION	17
SECTION 13.05 REMEDIES	17
ARTICLE XIV. ASSIGNMENT	17
SECTION 14.01 ASSIGNMENT	17
ARTICLE XV. WASTE OR NUISANCE	18
SECTION 15.01 WASTE OR NUISANCE	18
ARTICLE XVI. NOTICES	18
SECTION 16.01 NOTICES	18
ARTICLE XVII. DESTRUCTION OF THE LEASED PREMISES	18
SECTION 17.01 DESTRUCTION	18
ARTICLE XVIII. CONDEMNATION	18
SECTION 18.01 CONDEMNATION	18

i

WILMINGTON GARDENS – 1215 EAST WILMINGTON AVENUE – SALT LAKE CITY, UTAH

ii

LEASE AGREEMENT

(hereinafter “Lease”)

ARTICLE I.    BASIC LEASE PROVISIONS; ENUMERATION OF EXHIBITS

SECTION 1.01     BASIC LEASE PROVISIONS.

(A)	EFFECTIVE DATE: January 23, 2015 (“Effective Date”)

(B)	LANDLORD: Wilmington Gardens Group L.L.C., a Utah limited liability company (“Landlord”).

(C)	ADDRESS OF LANDLORD FOR NOTICES (Section 16.01): 2733 East Parleys Way, Suite 300, Salt Lake City, UT 84109.

(D)	TENANT: Traeger Pellet Grills LLC, a Delaware limited liability company (Tax ID: 20-4005368)

(E)	ADDRESS OF TENANT FOR NOTICES (Section 16.01):

From the period commencing on the Effective Date until the date on which Tenant has opened for business from the Leased Premises:

Traeger Grills

Attention: Jeremy Andrus

1845 Yalecrest Avenue

Salt Lake City, Utah 84108

With a Copy To:

Jones Waldo Holbrook & McDonough, PC

Attention: Keven M. Rowe

170 S. Main Street, Suite 1500

Salt Lake City, Utah 84101

Following the date on which Tenant has opened for business from the Leased Premises:

Traeger Grills

Attention: Jeremy Andrus

1215 East Wilmington Avenue

Suite 200

Salt Lake City, Utah 84106

With a Copy To:

Jones Waldo Holbrook & McDonough, PC

Attention: Keven M. Rowe

170 S. Main Street, Suite 1500

Salt Lake City, Utah 84101

(F)

PERMITTED USE (Section 7.01):     General office use including product research and design (“Permitted Use”). Notwithstanding any term or provision of this Lease to the contrary, the Permitted Use shall include the right to operate wood pellet burning stoves, smokers, barbeques and other associated equipment within the outdoor patio during Tenant’s business hours, Monday through Friday, and at any time during weekends and holidays (the “BBQ Use”).

(G)	TENANT’S TRADE NAME (Exhibit “E” - Sign Criteria): Traeger Grills

(H)

BUILDING (Section 2.01):     Wilmington Gardens, consisting of one (1) building situated at 1215 East Wilmington Avenue in Salt Lake City, County of Salt Lake, State of Utah (“Building”). The gross rentable area of the Building (as defined in Section 2.01) is approximately 80,298 square feet. The Building is part of a larger mixed use development which is specifically described in Exhibit “B” and depicted in Exhibit “A” both of which are attached hereto and by this reference incorporated herein (the “Project”).

(I)

LEASED PREMISES (Section 2.01):     That portion of the Building (as defined in Section 2.01) at the approximate location outlined on Exhibit “A-l” known as Suite 200, consisting of approximately 28,740 square feet of gross rentable area plus an adjacent outdoor patio depicted on Exhibit “A-l” attached hereto and by this reference incorporated herein and further described in Section 1.01 (AA) below. (“Leased Premises”). App.roximately eight and one hundred and forty-eight thousandths percent (8.148%) of such area is Tenant’s proportionate share of Common Area (as defined in Section 8.01) hallways, restrooms, etc. in the Building and Project. Outdoor patio area has been excluded from the calculation of Tenant’s pro-rata share.

Traeger Grills Lease.final. 012315

(J)

DELIVERY OF POSSESSION (Section 5.02):     The Leased Premises shall be delivered to Tenant on or within five (5) days of the Effective Date of this Lease (“Delivery of Possession”). Preliminary Term (as defined in Section 4.03) begins on Delivery of Possession.

(K)

RENTAL TERM, COMMENCEMENT AND EXPIRATION DATE (Sections 4.01 & 4.02):     The term of this Lease shall commence on the earlier to occur of (a) July 1, 2015 or (b) the date Tenant opens for business at the Leased Premises (“Rental Term Commencement Date”), and shall be for a period of ten (10) full Lease Years (as defined in Section 2.02) and at least nine (9) months (“Rental Term”).

(L)	BASE MONTHLY RENT (Section 3.01): Sixty-Five Thousand Eight Hundred Sixty-Two and 50/100 Dollars ($65,862.50) (“Base Monthly Rent”).

(M)	ESCALATIONS IN BASE MONTHLY RENT (Section 3.02):

Escalation Timeline	Base Monthly Rent

Commencing as of the 1st day of the Rental Term Commencement Date and continuing through the last day of the 9th month Base Monthly Rent shall be $0.00.

Commencing the 1st day of the 10th month after the Rental Term Commencement Date
$65,862.50
Commencing the 1st day of the 14th month after the Rental Term Commencement Date
$67,838.38
Commencing the 1st day of the 26th month after the Rental Term Commencement Date
$69,873.53
Commencing the 1st day of the 38th month after the Rental Term Commencement Date
$71,969.73
Commencing the 1st day of the 50th month after the Rental Term Commencement Date
$74,128.82
Commencing the 1st day of the 62nd month after the Rental Term Commencement Date
$75,611.40
Commencing the 1st day of the 74th month after the Rental Term Commencement Date
$77,123.63
Commencing the 1st day of the 86th month after the Rental Term Commencement Date
$78,666.10
Commencing the 1st day of the 98th month after the Rental Term Commencement Date
$80,239.42
Commencing the 1st day of the 110th month after the Rental Term Commencement Date
$81,844.21
Commencing the 1st day of the 122nd month after the Rental Term Commencement Date
$83,481.10

(N)

LANDLORD’S SHARE OF BASE YEAR OPERATING EXPENSES (Section 3.03):     Landlord shall pay all Operating Expenses (as defined in Section 3.03) for the first twelve (12) months of the Rental Term for: (i) the Specified Project Area Base Year Operating Expenses (hereafter defined); (ii) the Specified Building Area Base Year Operating Expenses (hereafter defined); and (iii) the Specified Office Area Base Year Operating Expenses (hereafter defined) (the Specified Project Area Base Year Operating Expenses, the Specified Building Area Base Year Operating Expenses and the Specified Office Area Base Year Area Expenses are collectively referred to as the “Base Year Operating Expenses”).

(i)

The term “Specified Project Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Project Area” and containing approximately 216,906 square feet of gross rentable area.

(ii)

The term “Specified Project Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Project Area.

(iii)

The term “Specified Building Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Building Area” and containing approximately 80,298 square feet of gross rentable area.

(iv)

The term “Specified Building Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Building Area.

(v)

The term “Specified Office Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Office Area” and containing approximately 60,485 square feet of gross rentable area.

(vi)

The term “Specified Office Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Office Area.

(O)

TENANT’S PRO-RATA SHARE OF SPECIFIED PROJECT AREA BASE YEAR OPERATING EXPENSES, SPECIFIED BUILDING AREA BASE YEAR OPERATING EXPENSES AND SPECIFIED OFFICE AREA BASE YEAR OPERATING EXPENSES (Section 3.03):

(i)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Project Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Project Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be thirteen and two hundred fifty thousandths percent (13.250%) (“Tenant’s Share of Project Area Operating Expenses”).

(ii)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Building Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Building Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be thirty-five and seven hundred ninety-two thousandths percent (35.792%) (“Tenant’s Share of Building Area Operating Expenses”).

(iii)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Office Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Office Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be forty-seven and five hundred and sixteen thousandths percent (47.516%) (“Tenant’s Share of Office Area Operating Expenses”).

(iv)

If it at any time(s) during the Rental Term the gross rentable area of any of the following shall change, the percentages set forth in this Section 1.01(O)(i)-(iii) and any other corresponding sections of this Lease shall be adjusted on a pro-rata basis to reflect such gross rentable area: (a) the Leased Premises, (b) the Specified Project Area, (c) the Specified Building Area, or (d) the Specified Office Area.

(P)	RESPONSIBILITY FOR UTILITIES AND SERVICES: Subject to the provisions of Section 3.03, this Lease provides that the utilities and services shall be paid by the party shown below:

Heat:	Landlord
Real Property Taxes:	Landlord
Water:	Landlord
Personal Property Taxes:	Tenant
Telephone:	Tenant
Janitorial:	Tenant
Electricity:	Landlord
Building Casualty Insurance:	Landlord
Common Area Maintenance:	Landlord
Personal Property Insurance:	Tenant
Liability Ins.-Leased Premises:	Tenant
Liability Ins.-Common Area:	Landlord
Maintenance and Operations of Outdoor
Patio Snow Melt System:	Tenant

Landlord shall arrange for utility services for the Leased Premises except that telephone services shall be contracted for directly by Tenant. Landlord may separately sub-meter or monitor utilities to the extent Landlord may determine.

(Q)

EXCESS HOUR UTILITY CHARGES AND HOURS OF OPERATION (Section 12.03): Standard operating hours for the Building shall be 7:00 a.m. to 7:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 p.m. on Saturday, excluding holidays. To the extent Tenant operates up to twenty (20) hours in excess of the standard operating hours (as specified above) during any calendar week, calculated from Monday through Sunday, Tenant shall pay an extra hourly utility charge of Twelve and 50/100 Dollars ($12.50) per hour for mechanical/HVAC system use during which Tenant operates, with a two (2) hour minimum charge. To the extent Tenant operates in excess of twenty (20) hours of the standard operating hours (as specified above) during any calendar week, calculated from Monday through Sunday, Tenant shall pay an extra hourly utility charge of Twenty-Five and 00/100 Dollars ($25.00) per hour for mechanical/HVAC system use during which Tenant operates. For purposes of determining the amount of the charge for excess operating hours, the excess operating hours shall be reset and recalculated each calendar week and any excess operating hours will not carry over to the following week. By way of illustration only, in the event Tenant operates for twenty-five (25) hours in excess of the standard operating hours during a given calendar week, Tenant’s excess operating utility charge would be $375.00 for such calendar week (20 hours charged at $12.50, and 5 hours charged at $25.00). Tenant shall have access to the Building twenty-four (24) hours a day, seven (7) days per week via card access key.

(R)	Intentionally Omitted.

(S)

PARKING (Section 2.01):     Upon completion of the parking garage located across Wilmington Avenue, Tenant shall be granted a parking ratio of four (4) parking stalls per 1,000 rentable square feet leased in the parking garage south of the Building. Within that parking allocation, Tenant may lease up to an additional five (5) reserved parking stalls located in the underground parking beneath the Building, at a cost of Forty-Five Dollars ($45.00) per parking stall month. Such charge shall be increased by three percent (3%) per year. Such reserved spaces shall be at locations to be designated by Landlord.

Prior to the completion of the Project’s parking garage, a majority of Tenant’s parking stalls shall be located in the underground parking beneath the Building with the remainder to be located in the parking garage for Westminster On The Draw (located slightly to the east) and in the surface lot southeast of the Building.

(T)	PREPAID RENT: Sixty-Five Thousand Eight Hundred Sixty-Two and 50/100 Dollars ($65,862.50), paid upon execution of this Lease to be applied to the first installment of Base Monthly Rent due hereunder.

(U)	SECURITY DEPOSIT (Section 26.01): Eighty-Five Thousand and 00/100 Dollars ($85,000.00) (“Security Deposit”).

(V)	Intentionally Omitted.

(W)	Intentionally Omitted.

(X)

OPTION TO RENEW (Section 28.01):     Provided Tenant is not, and has not been (more than two (2) times), in default under any of the terms and conditions contained herein, Tenant shall have two (2) additional consecutive five (5) year options to renew and extend the Rental Term as provided herein (“Option”). The Option shall only be exercised by Tenant delivering written notice thereof to Landlord no earlier than the date which is twelve (12) months prior to the expiration of the Rental Term and no later than the date which is nine (9) months prior to the expiration of the Rental Term (the “Option Notice”). The Base Monthly Rent during the first year of each extension periods shall be the lesser of: (i) the then current Fair Market Rate (as defined) for comparable space within the Project, and (ii) the Base Monthly Rent then in effect for the Leased Premises during the last month of the initial Rental Term (increasing each year thereafter by three percent (3%) compounded). “Fair Market Rate” means the market rate for rent chargeable for the Leased Premises based upon the following factors applicable to the Leased Premises or any comparable premises: rent, escalation, term, size, expense stop, tenant allowance, existing tenant finishes, parking availability, and location and proximity to services.

Within thirty (30) days of Option Notice, Tenant shall notify Landlord of Tenant’s option of Fair Market Rate for the applicable renewal period. If Landlord disagrees with Tenant’s opinion of the Fair Market Rate, Landlord shall notify Tenant of Landlord’s opinion of Fair Market Rate within fifteen (15) days after receipt of Tenant’s opinion of Fair Market Rate (“Landlord’s Value Notice”). If the parties are unable to resolve their differences within thirty (30) days thereafter, Landlord or Tenant, at its sole option, may terminate this Lease, effective as of the last day of the then-current Rental Term. Alternatively, Tenant and Landlord may mutually agree to submit the determination of Fair Market Rate to a “Market Assessment Process,” as provided in Exhibit “F” — Market Assessment Process.

(Y)

RIGHT TO TERMINATE: (Section 28.02):     Provided Tenant is not, and has not been (more than two (2) times), in default beyond any applicable cure period under any of the terms and provisions contained herein, Tenant shall have the right to terminate this Lease on or after the last day of the seventy-eighth (78th) full calendar month of the Rental Term. Tenant shall provide Landlord with three hundred sixty-five (365) days prior written notice of its intent to exercise this right to terminate. At the time Tenant gives it’s notice of its exercise of this right, Tenant shall pay a termination fee equal to the unamortized total of the following: TI Allowance, leasing commissions and Base Monthly Rent abatement, calculated at an eight percent (8%) per annum interest rate.

(Z)

RIGHT OF FIRST OFFER TO LEASE CONTIGUOUS SPACE:     From the Effective Date of this Lease until the expiration of the Rental Term, and any Rental Term extension thereto, Tenant shall have an one-time right of first offer to lease space adjacent and contiguous to the Leased Premises when such applicable space becomes available for lease as provided herein (hereinafter “First Offer Space”). For purposes hereof, the First Offer Space (or any applicable portion thereof) shall become available for lease by Tenant immediately prior to the first time after the date hereof that Landlord intends to market the First Offer Space (or such applicable portion thereof). Landlord shall give Tenant written notice that the First Offer Space (or portion thereof) shall or has become available for lease by Tenant. Tenant shall have ten (10) business days to exercise its option to lease the First Offer Space by delivering to Landlord written notice of its intent to do so. Failure of Tenant to timely deliver written notice shall be deemed a refusal by Tenant. Thereafter, Landlord shall be entitled to lease the first offer space to other tenants without restriction.

Any additional office space leased by Tenant within the Building during the first twenty-four (24) months of the initial Rental Term shall be at the same terms and conditions, including Tenant improvement allowance and rent concessions, if any, adjusted to correspond with the Rental Term. Additional terms and conditions shall be addressed in the lease document.

In the event Tenant exercises its option to lease the First Officer Space, Landlord and Tenant shall endeavor to execute, within thirty (30) days thereafter, an amendment to this Lease for such First Offer Space upon the terms and conditions as set forth by Landlord in its offer to Tenant to lease such First Offer Space.

(AA)

OUTDOOR PATIO:     Tenant shall be permitted the exclusive use of the outdoor patio depicted in Exhibit “A-l”. Tenant shall be responsible for policing, maintaining and insuring the outdoor patio as part of the Leased Premises. Tenant shall be responsible for the operation and maintenance of the patio heating/snow melting system including the utilities to operate the system (the “Snow Melt System”), which shall be separately metered and passed through to Tenant on a direct basis. The Snow Melt System shall be provided as part of Landlord’s Work, at Landlord’s sole cost and expense. In addition, Tenant shall have the right to build a storage area on the Outdoor Patio at Tenant’s sole cost. This storage space will not be an additional charge to the Tenant.

(BB)	Intentionally Omitted.

(CC)

TENANT IMPROVEMENT ALLOWANCE (Exhibit “C-1”):     Landlord shall provide Tenant an improvement allowance of an amount not to exceed One Million Five Hundred Twenty-Three Thousand Two Hundred Twenty and 00/100 dollars ($1,523,220.00) in accordance with Exhibit “C-l” attached hereto (the “TI Allowance”). The TI Allowance shall be used exclusively towards architectural, engineering, CDs and overall construction of the Leased Premises. In addition to the TI Allowance, Landlord shall install the Snow Melt System, as outlined on Exhibit “C”, on approximately 3,600 SF of the outdoor patio area (total outdoor patio area is approximately 6,160-sf). The west portion of the outdoor patio shall be heated and fifty percent (50%) of the balance of the unheated portion of the outdoor patio shall be green scape.

(DD)

TEST FIT ALLOWANCE:     Landlord shall provide Tenant with an initial test fit allowance not to exceed $0.10 per rentable square foot (totaling $2,874.00), which shall be part of (and not in addition to) the TI Allowance.

(EE)

UNDERGROUND STORAGE PLAN (Exhibit “A-2”):     Landlord shall provide to Tenant for storage a four hundred (400) square foot fenced area within the underground parking garage, as depicted on Exhibit “A-2”. Tenant shall lease the storage area at a cost of Two Thousand Four Hundred and No/100 ($2,400.00) annually. Such charge shall be increased by three percent (3%) per Lease Year. Landlord reserves the right to relocate Tenant’s fenced storage area elsewhere within the underground parking garage. Tenant shall have the right to terminate the lease for the storage area at any time following the first year of the Rental Term by delivering written notice of such election to Landlord. In addition, Tenant shall have the right to build a storage area on the Outdoor Patio at Tenant’s cost. This space will not be an additional charge to the Tenant.

[Remainder of Page Intentionally Left Blank]

SECTION 1.02     SIGNIFICANCE OF A BASIC LEASE PROVISION.     The foregoing provisions of Section 1.01 summarize for convenience only certain fundamental terms of this Lease delineated more fully in the articles and sections referenced therein. In the event of a conflict between the provisions of Section 1.01 and the balance of this Lease, the latter shall control. Additionally, in the event of a conflict between this Lease and the Exhibits, this Lease shall control.

SECTION 1.03     ENUMERATION OF EXHIBITS.     The exhibits enumerated in this Section 1.03 and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

EXHIBIT “A”	-	SITE PLAN
EXHIBIT “A-1	-	LEASE PLAN
EXHIBIT “A-2”	-	UNDERGROUND STORAGE AREA
EXHIBIT “B”	-	LEGAL DESCRIPTION
EXHIBIT “C”	-	LANDLORD’S WORK
EXHIBIT “C-l”	-	LANDLORD’S CONTRIBUTION TO TENANT’S WORK
EXHIBIT “D”	-	TENANT’S WORK
EXHIBIT “E”	-	SIGN CRITERIA
EXHIBIT “E-l”	-	SIGNAGE LOCATION DEPICTION
EXHIBIT “F”	-	MARKET ASSESSMENT PROCESS
EXHIBIT “G”	-	COMMON AREA MAINTENANCE PLAN

ARTICLE II.     GRANT AND LEASED PREMISES

SECTION 2.01     LEASED PREMISES.     In consideration for the rent to be paid and covenants to be performed by Tenant, Landlord hereby leases to Tenant, and Tenant leases from Landlord for the Rental Term and upon the terms and conditions herein set forth, the Leased Premises described in Section 1.01 (I), located in the office building referred to in Section 1.01(H) (“Building”). The legal description for the property on which the Building is located is attached hereto as Exhibit “B”. Gross rentable area measurements herein specified are from the exterior of the perimeter walls of the Building to the center of the interior walls. In addition, the percentage set forth in Section 1.01(I) is the portion of the gross rentable area attributable to Tenant’s proportionate share of common hallways, restrooms, etc. in the Building.

The exterior walls and roof of the Leased Premises and the areas beneath the Leased Premises are not demised hereunder and the use thereof together with the right to install, maintain, use, repair, and replace pipes, ducts, conduits, and wires leading through the Leased Premises in locations which shall not materially interfere with Tenant’s use thereof and serving other parts of the Building or buildings are hereby reserved to Landlord. Landlord reserves (a) such access rights through the Leased Premises as may be reasonably necessary to enable access by Landlord to the balance of the Building and reserved areas and elements as set forth above; and (b) the right to install or maintain meters on the Leased Premises to monitor use of utilities. In exercising such rights, Landlord shall use reasonable efforts so as to not commit waste upon the Leased Premises and as far as practicable to minimize annoyance, interference or damage to Tenant when making modifications, additions or repairs.

Subject to the provisions of Article VIII, Tenant and its customers, agents and invitees have the right to the non-exclusive use, in common with others of such unreserved automobile parking spaces, driveways, footways, and other facilities designated for common use within the Building and the Project, except that with respect to non-exclusive areas, Tenant shall cause its employees to park their cars only in areas specifically designated from time to time by Landlord for that purpose and shall actively police employees to keep them from parking in “visitor” or other restricted parking areas. Tenant shall have the option to utilize the adjacent parking structure in accordance with the provisions of Section 1.01(S).

SECTION 2.02     DEFINITION OF LEASE YEAR.     “Lease Year” shall include twelve (12) full calendar months of Rental Term.

SECTION 2.03     NOTICES.     This Lease, and the tenancy hereby created, shall terminate at the end of the Rental Term, or any Rental Term extension or renewal thereof, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Leased Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Leased Premises from a tenant holding over to the same extent as if statutory notice has been given.

SECTION 2.04     EXCUSE OF LANDLORD’S PERFORMANCE.     Anything in this Lease to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease, if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, act of God or other cause beyond the control of Landlord.

ARTICLE III.     RENT

SECTION 3.01     BASE MONTHLY RENT.     Tenant agrees to pay to Landlord the Base Monthly Rent set forth in Section 1.01 (L) at such place as Landlord may designate, without prior demand therefor, without offset or deduction and in advance on or before the first day of each calendar month during the Rental Term, commencing on the Rental Term Commencement Date. In the event the Rental Term Commencement Date occurs on a day other than the first day of a calendar month, then the Base Monthly Rent to be paid on the Rental Term Commencement Date shall include both the Base Monthly Rent for the first full calendar month occurring after the Rental Term Commencement Date, plus the Base Monthly Rent for the initial fractional calendar month pro-rated on a per-diem basis (based upon a thirty (30) day month).

SECTION 3.02   ESCALATION. As set forth in Section 1.01(M).

SECTION 3.03   TENANT’S PRO-RATA SHARE OF SPECIFIED PROJECT AREA BASE YEAR OPERATING EXPENSES, SPECIFIED BUILDING AREA BASE YEAR OPERATING EXPENSES AND SPECIFIED OFFICE AREA BASE YEAR OPERATING EXPENSES.

(a)     If the amount of the Specified Project Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Project Area Base Year Operating Expenses, Tenant shall pay to Landlord as “Additional Rent” an amount equal to thirteen and two hundred fifty thousandths percent (13.250%) of the amount of such excess (“Tenant’s Share of Project Area Operating Expenses”). If the amount of the Specified Building Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Building Area Base Year Operating Expenses, Tenant shall pay to Landlord as “Additional Rent” an amount equal to thirty-five and seven hundred ninety-two thousandths percent (35.792%) of the amount of such excess (“Tenant’s Share of Building Area Operating Expenses”). If the amount of the Specified Office Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Office Area Base Year Operating Expenses, Tenant shall pay to Landlord as “Additional Rent” an amount equal to forty-seven and five hundred and sixteen thousandths percent (47.516%) of the amount of such excess (“Tenant’s Share of Office Area Operating Expenses”). In addition, beginning as of commencement of the Lease, Tenant shall pay the entire amount of the operating expense for the outdoor heated patio. Such operating expense shall include cost of repairs, replacement, maintenance, power and gas required to operate. Gas supply to be separately metered. Power supply to be separately metered or sub-metered at Landlord’s option. Where sub-metered, Tenant’s pro-rata share shall be equal to the ratio of its measured consumption to the total consumption of the master meter. Landlord, at Landlord’s sole cost and expense, shall be solely responsible for any repairs or replacements for the structural portions of the outdoor patio.

(b)     Landlord shall bill Tenant for Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses, if any, at the end of the second Lease Year of the Rental Term. Beginning with the third Lease Year and continuing thereafter, Landlord shall reasonably estimate Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses for the next twelve (12) months and one-twelfth (1/12th) of the estimated Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses, if any, shall be added to the Base Monthly Rent as determined in Sections 3.01 and 3.02 for the next full twelve (12) calendar months of the Rental Term and shall be paid as set forth in Section 3.05. With respect to the Snow Melt System, Landlord shall bill Tenant monthly, and payment shall be due within ten (10) days of Tenant’s receipt of Landlord’s invoice therefor.

(c)     To the extent that Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses is less or greater than the estimated amount paid by Tenant during the Lease Year, Tenant shall be entitled to a reimbursement or shall pay the deficiency as the case may be. Landlord shall determine the actual Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses within forty-five (45) days after the end of the Lease Year and shall deliver a computation of such Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses in reasonable detail and reasonable evidence of such costs to Tenant together with an invoice for Tenant’s share or notice of credit for reimbursement thereof. Tenant agrees to pay the amount of such invoice within ten (10) days after Tenant’s receipt of Landlord’s invoice therefor.

(d)     “Operating Expense(s)” shall mean, as applicable all reasonable, actual costs and expense incurred by Landlord in connection with the ownership, operation, management and maintenance of the Specified Building Area, the Specified Project Area or the Specified Office Area, and related improvements located thereon (the “Improvements”, including, but not limited to, all commercially reasonable expenses incurred by Landlord as a result of Landlord’s compliance with any and all of its obligations under this Lease (or under similar leases with other tenants). In explanation of the foregoing, and not in limitation thereof, Operating Expenses shall include, as applicable: utilities, repair and maintenance of the Leased Premises, including HVAC, electrical, plumbing, sprinkler and other building system maintenance, (excluding roof and structural repair or replacement), all real and personal property taxes and assessments (whether general or special, known or unknown, foreseen or unforeseen) and any tax or assessment levied or charged in lieu thereof, whether assessed against Landlord and/or Tenant and whether collected from Landlord and/or Tenant; snow removal, trash removal, Common Area (as defined in Section 8.01) utilities, cost of equipment or devices used to conserve or monitor energy consumption, supplies, insurance, license, permit and inspection fees, management fee equal to five percent (5%) of the Base Monthly Rent (the “Management Fee”), cost of services of independent contractors, cost of services of independent contractors, reasonable cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance, repair, and replacement of the Building, its equipment and the adjacent Common Areas

(including, but not limited to janitorial, gardening, landscaping, security, parking, elevator, painting, plumbing, electrical, mechanical, carpentry, window washing, performing services not uniformly available to or performed for substantially all the Building tenants; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building. In addition to the foregoing to cover Landlord’s supervisory, an administrative fee shall be paid to Landlord equal to fifteen percent (15%) of the Specified Project Area Operating Expenses, the Specified Building Area Operating Expenses and the Specified Office Area Operating Expenses. The Specified Project Area Operating Expenses, the Specified Building Area Operating Expenses and the Specified Office Area Operating Expenses for any calendar year during which actual occupancy of the Project is less than ninety-five percent (95%) of the gross rentable area of the Project shall be appropriately grossed up and adjusted to reflect ninety-five percent (95%) occupancy of the existing Rentable Area of the Project during such period. There shall be no duplication of charges among the Specified Project Area Operating Expenses, the Specified Building Area Operating Expenses or the Specified Office Area Operating Expenses.

Notwithstanding the above, the Specified Project Area Operating Expenses, the Specified Building Area Operating Expenses and the Specified Office Area Operating Expenses shall not include any of the following (all of which shall be at Landlord’s sole cost and expense):

(A)     leasing commissions, attorneys’ fees, costs and disbursements and other expenses incurred in connection with leasing, renovating or improving vacant space in the Project for tenants or prospective tenants of the Building or Project;

(B)     costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or vacant space;

(C)     Landlord’s costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Monthly Rent and Operating Expenses payable under the lease with such tenant or other occupant;

(D)     any depreciation or amortization of the Building or Project except as expressly permitted herein;

(E)     costs incurred due to a violation of Law by Landlord relating to the Building or Project;

(F)     interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

(G)     all items and services for which Tenant or other tenants reimburse Landlord outside of Operating Expenses;

(H)     repairs or other work occasioned by fire, windstorm or other work paid for through insurance or condemnation proceeds (excluding any deductible);

(I)     repairs resulting from any defect in the original design or construction of the Building or Project;

(J)     Costs attributable to original development, such as architectural and engineering;

(K)     Costs attributable to seeking and obtaining new tenants or lease extensions, such as advertising, brokerage commissions, or to enforcing leases against tenants in the Building or Project such as attorney’s fees, court costs, adverse judgments and similar expenses;

(L)     Reserves for bad debts or future expenditures which would be incurred subsequent to the then current accounting year;

(M)     Costs attributable to repairing items that are covered by warranties to the extent that Landlord recovers such costs under the warranties;

(N)     Maintenance, repair or replacement of the roof or roof systems, structural items (including but not limited to exterior walls, load bearing columns, foundation and floor slabs) of the Building or Project; or

(O)     the Management Fee.

SECTION 3.04   TAXES.

(a)     Landlord shall pay all real property taxes and assessments, which are levied against or which apply with respect to the Leased Premises.

(b)     Tenant shall pay prior to delinquency all taxes, assessments, charges, and fees which during the Rental Term may be imposed, assessed, or levied by any governmental or public authority against or upon Tenant’s use of the Leased Premises or any inventory, personal property, fixtures or equipment kept or installed, or permitted to be located therein by Tenant.

SECTION 3.05   PAYMENTS. All payments of Base Monthly Rent, Additional Rent and other payments to be made to Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall be mailed or delivered to Landlord’s principal office set forth in Section 1.01(C), or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord’s account by no later than the due date for such payment. If Tenant shall fail to pay any Base Monthly Rent or any Additional Rent or any other amounts or charges within five (5) days of the date when due, Tenant shall pay interest from the due date of such past due amounts to the date of payment, both before and after judgment at a rate equal to the greater of twelve percent (12%) per annum; provided however, that in any case the maximum amount or rate of interest to be charged shall not exceed the maximum non-usurious rate in accordance with applicable law.

ARTICLE IV.   RENTAL TERM, COMMENCEMENT DATE & PRELIMINARY TERM

SECTION 4.01   RENTAL TERM. The initial term of this Lease shall be for the period defined as the Rental Term in Section 1.01(K), plus the partial calendar month, if any, occurring after Delivery of Possession if the Rental Term Commencement Date occurs other than on the first day of a calendar month.

SECTION 4.02   RENTAL TERM COMMENCEMENT DATE. The Rental Term of this Lease and Tenant’s obligation to pay rent hereunder shall commence on the Rental Term Commencement Date as set forth in Section 1.01(K). Within five (5) days after Landlord’s request to do so, Landlord and Tenant shall execute a written affidavit, in recordable form, expressing the Rental Term Commencement Date and the termination date, which affidavit shall be deemed to be part of this Lease.

SECTION 4.03   PRELIMINARY TERM. The period between the date Tenant enters upon the Leased Premises and the Rental Term Commencement Date shall be designated as the “Preliminary Term” during which no Base Monthly Rent shall accrue; however, other covenants and obligations of Tenant shall be in full force and effect. Delivery of Possession of the Leased Premises to Tenant as provided in Section 5.02 shall be considered “entry” by Tenant and commencement of the Preliminary Term.

ARTICLE V.     LANDLORD’S WORK, FINANCING OF IMPROVEMENTS,

TENANT’S POSSESSION DATE AND CANCELLATION

SECTION 5.01.   CONSTRUCTION OF LEASED PREMISES BY LANDLORD. Landlord shall construct the Building in which the Leased Premises is located substantially in accordance with outline specifications as set forth in Exhibit “C” (“Landlord’s Work”). It is understood and agreed by Tenant that no minor changes from any plans or from such outline specifications made necessary during construction of the building or the Leased Premises shall affect or change this Lease or invalidate same.

SECTION 5.02.   DELIVERY OF POSSESSION FOR TENANT’S WORK. Except as hereinafter provided, Landlord covenants that actual possession of the Leased Premises shall be delivered to Tenant, ready for Tenant’s Work, with the exception of the Snow Melt System, (see Article VI), on the date set forth in Section 1.01 (J). It is agreed that by taking possession of the Leased Premises as a tenant, Tenant formally accepts the same and acknowledges that the Leased Premises are in the condition called for hereunder, except for items specifically excepted in writing at the date of occupancy as “incomplete”.

SECTION 5.03.   Intentionally Omitted.

SECTION 5.04.   ALTERATIONS AND ADDITIONS. Provided such alteration or additions do not materially or adversely interfere with Tenant’s access to or use of the Leased Premises, and provided Landlord takes commercially reasonable efforts to avoid or minimize, to the greatest extent possible, interference with Tenant’s access to or use of the Leased Premises, the parties agree as follows: Notwithstanding anything else in this Lease contained, Landlord hereby reserves the right at any time, and from time to time, to make alterations or additions to the Building in which the Leased Premises are contained. Landlord also reserves the right to construct improvements in the Building area from time to time and to make alterations therein or additions thereto, to expand the Building area. The purpose of the site plan attached hereto as Exhibit “A” is to show the approximate location of the Leased Premises within the Building and Landlord reserves the right at any time to reconfigure the Common Areas shown on such site plan. Tenant shall have no right to object to such alteration by Landlord, nor to claim any damages or reduction in rent as a result of such work or the exercise of Landlord’s rights under Section 8.01, nor damages for any related nuisance, inconvenience, temporary interruption of utility systems, Common Facilities (as defined in Section 8.03(b)), nor except as hereinafter mentioned for interruption of Tenant’s use of the gross rentable area of the Leased Premises.

ARTICLE VI.   TENANT’S WORK & LANDLORD’S CONTRIBUTION

SECTION 6.01   CONSTRUCTION OF LEASED PREMISES BY TENANT. Subject to Landlord’s obligation to pay to Tenant the TI Allowance, pursuant to the terms and conditions set forth in this Lease, Tenant agrees, at Tenant’s sole cost and expense, to provide all work of whatsoever nature in accordance with its obligations set forth in Exhibit “D” (“Tenant’s Work”). Tenant agrees to furnish Landlord, prior to commencement of construction, with a complete and detailed set of plans and specifications drawn by a registered architect (or by some other qualified person acceptable to Landlord) setting forth and describing Tenant’s Work in such detail as Landlord may reasonably require and in compliance with Exhibit “D”, unless this requirement be waived in writing by Landlord. If such plans and specifications are not so furnished by Tenant prior to commencement of construction then Landlord may, at its option, in addition to other remedies, enjoin Tenant from continuing construction while such plans and specifications have not been so furnished. No material deviation from the final set of plans and specifications once submitted to and approved by Landlord, shall be made by Tenant without Landlord’s prior written consent. Landlord shall have the right to approve or disapprove Tenant’s architect and contractor to be used in performing Tenant’s Work, and the right to require and approve insurance or bonds to be provided by Tenant or such contractors. In due course, after completion of Tenant’s Work, Tenant shall certify to Landlord the itemized cost of Tenant improvements and fixtures located upon the Leased Premises. To the extent that Landlord elects to perform certain Tenant’s Work as provided in Exhibit “D”, Tenant shall pay Landlord for such work within ten (10) business days of invoice by Landlord. The following architect is approved by Landlord: Method Studios. The following contractors are hereby approved by Landlord: Layton Construction, Dutson, and United Contractors.

SECTION 6.02   SETTLEMENT OF DISPUTES.    It is understood and agreed that any disagreement or dispute which may arise between Landlord and Tenant with reference to the work to be performed pursuant to Exhibits “C” and “D” shall be resolved by Landlord’s architect, whose good faith decision shall be final and binding on both Landlord and Tenant.

ARTICLE VII.   PERMITTED USE

SECTION 7.01   PERMITTED USE OF LEASED PREMISES.    Tenant shall use and occupy the Leased Premises solely for the purpose of conducting the business as indicated in Section 1.01(F). Tenant shall promptly comply with all present or future laws, ordinances, lawful orders and regulations affecting the Leased Premises and the cleanliness, safety, occupancy and use of same. Tenant shall not make any use of the Leased Premises which shall cause cancellation or an increase in the cost of any insurance policy covering the same (this restriction shall not apply to the BBQ Use). Tenant shall not keep or use on the Leased Premises any article, item, or thing which is prohibited by the standard form of fire insurance policy (this restriction shall not apply to the BBQ Use). Tenant shall not commit any waste upon the Leased Premises and shall not conduct or allow any business, activity, or thing on the Leased Premises which is an annoyance or causes damage to Landlord, to other subtenants, occupants, or users of the improvements, or to occupants of the vicinity (this restriction shall not apply to the BBQ Use).

SECTION 7.02   HAZARDOUS SUBSTANCES.

(a)     Tenant shall not use, produce, store, release, dispose or handle in or about the Leased Premises or transfer to or from the Leased Premises (or permit any other party to do such acts) any Hazardous Substance (as defined herein) except in compliance with all applicable Environmental Laws (as defined herein). Tenant shall not construct or use any improvements, fixtures or equipment or engage in any act on or about the Leased Premises that would require the procurement of any license or permit pursuant to any Environmental Law. Tenant shall immediately notify Landlord of (i) the existence of any Hazardous Substance on or about the Leased Premises that may be in violation of any Environmental Law (regardless of whether Tenant is responsible for the existence of such Hazardous Substance), (ii) any proceeding or investigation by any governmental authority regarding the presence of any Hazardous Substance on the Leased Premises or the migration thereof to or from any other property, (iii) all claims made or threatened by any third party against Tenant relating to any loss or injury resulting from any Hazardous Substance, or (iv) Tenant’s notification of the National Response Center of any release of a reportable quantity of a Hazardous Substance in or about the Leased Premises. “Environmental Law(s)” shall mean any federal, state or local statute, ordinance, rule, regulation or guideline pertaining to health, industrial hygiene, or the environment, including without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act; “Hazardous Substance” shall mean all substances, materials and wastes that are or become regulated, or classified as hazardous or toxic, under any Environmental Law. If it is determined that any Hazardous Substance exists on the Leased Premises resulting from any act of Tenant or its employees, agents, contractors, licensees, subtenants or customers, then Tenant shall immediately take necessary action to cause the removal of such substance and shall remove such within ten (10) days after discovery. Notwithstanding the above, if the Hazardous Substance is of a nature that cannot be reasonably removed within ten (10) days, then Tenant shall not be in default if Tenant has commenced to cause such removal and proceeds diligently thereafter to complete removal, except that in all cases, any Hazardous Substance must be removed within sixty (60) days after discovery thereof. Furthermore, notwithstanding the above, if in the good faith judgment of Landlord, the existence of such Hazardous Substance creates an emergency or is of a nature which may result in immediate physical danger to persons at the Building, Landlord may enter upon the Leased Premises and remove such Hazardous Substances and charge the cost thereof to Tenant as Additional Rent.

(b)     The party herein responsible for removal of Hazardous Substances shall upon learning of such condition proceed within five (5) days thereafter to commence removal of such Hazardous Substance and shall diligently continue to effect such removal until completion. Removal shall be accomplished in accordance with any applicable safety standards.

(c)     To the best knowledge of Landlord, the Building and Project are free of asbestos and any other Hazardous Materials and comply with all applicable Environmental Laws.

(d)     Landlord shall indemnify, defend, and hold Tenant harmless from and against any and all losses, claims, demands, actions, suits, damages, expenses (including, without limitation, remediation,

removal, repair, corrective action, or cleanup expenses, or restoration of the Leased Premises or any part or component thereof following remediation), and costs (including, without limitation, reasonable attorneys’ fees, consultant fees or expert fees) which are brought or recoverable against, or suffered or incurred by Tenant as a result of any release or presence of Hazardous Materials in, on, at, under or to the Leased Premises not caused or permitted by Lessee, its agents, employees, contractors, sublessees or invitees.

ARTICLE VIII.   OPERATION AND MAINTENANCE OF COMMON AREAS.

SECTION 8.01   CONSTRUCTION AND CONTROL OF COMMON AREAS. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Building and/or Project, including if any, employee parking areas, parking garage, truck ways, loading docks, trash rooms, elevators, mail rooms or mail pickup areas, pedestrian sidewalks and hallways, landscaped areas, retaining walls, stairways, restrooms and other areas and improvements provided by Landlord (“Common Area(s)”) for the general use in common with all tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord which shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Section 8.01. Landlord shall have the right to construct, maintain and operate lighting and drainage facilities on or in all such areas and improvements; to the same, from time to time, to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close temporarily all or any portion of such areas or facilities to such extent as may, in the opinion of counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to assign reserved parking spaces for exclusive use of certain tenants or for customer parking, to discourage non-employee and non-customer parking; and to do and perform such other acts in and to such areas and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable with a view toward maintaining of appropriate convenience uses, amenities, and for permitted use by tenants, their officers, agents, employees and customers. Landlord shall at all times operate and maintain the Common Facilities (as defined herein) referred to above in a manner commensurate with Class A office buildings located in Salt Lake City, Utah. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation, security and maintenance of the Common Areas and Common Facilities. Building project signs, traffic control signs and other signs determined by Landlord to be in best interest of the Building shall be considered part of Common Area and Common Facilities.

“Common Facilities” means all areas, space, equipment and special services available for the common or joint use and/or benefit of any of the occupants of the Building their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian lanes, courts, stairs, ramps and sidewalks, comfort and first-aid stations, washrooms, restrooms, janitorial rooms, transformer vaults, electrical rooms, sprinkler riser rooms, common equipment storage rooms, information booths, canopies, utility systems, energy management systems, roof drains, sumps and gutters, walls and fences, if any.

SECTION 8.02   LICENSE. All Common Areas and Common Facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liabilities nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction, so long as such revocations or diminutions are deemed by Landlord to serve the best interests of the Building. The term of such revocable license shall be coterminous with this Lease and shall not be revoked or terminated during the Rental Term of this Lease.

SECTION 8.03   AUDIT. Tenant shall have the right, not more frequently than once every two (2) calendar years, to audit Landlord’s or Landlord’s balance sheet pertaining to Operating Cost Expenses for the prior two (2) Lease Years (the “CAM Audit”). Tenant shall not be permitted to utilize a so-called “contingent fee” Operating Cost Expenses auditor. Accordingly, any representative of Tenant conducting, assisting, or having any involvement with the CAM Audit shall not be permitted to have a financial stake in the outcome of the CAM Audit and Landlord shall be entitled to receive credible evidence of the same and Landlord may refuse to allow such CAM Audit in the absence of such evidence. Additionally, any representative of Tenant conducting a CAM Audit shall first sign a confidentiality agreement that provides that it shall not disclose the CAM Audit, its conclusions or any information obtained in the course of conducting the CAM Audit to anyone other than Tenant and Landlord.

Landlord shall retain its records regarding Operating Expenses for a period of at least two (2) years following the final billing for each calendar year during the Rental Term. At any time during such two (2) year period, upon thirty (30) days’ advance written notice to Landlord, Tenant may conduct a CAM Audit. The CAM Audit shall commence on a date of which Tenant has notified Landlord not less than thirty (30) days in advance. Tenant shall in all cases share with Landlord the conclusions of the CAM Audit and any CAM Audit report. If the CAM Audit discloses an overbilling, Landlord may, by written notice to Tenant within forty-five (45) days of Landlord’s receipt of a copy of the CAM Audit, object to the conclusions or process of the CAM Audit, stating its conclusions as to whether or not there was any overbilling (and if so, the amount thereof). If Tenant disputes Landlord’s conclusions, Tenant shall notify Landlord and the parties shall use good faith efforts to resolve the dispute. If Landlord agrees with the CAM Audit, Landlord shall pay to Tenant the amount of the overbilling within forty-five (45) days of Landlord’s receipt of a copy of the CAM Audit. If the CAM Audit discloses an underbilling, Tenant shall pay to Landlord the amount of the underbilling within forty-five (45) days of Tenant’s receipt of a copy of the CAM Audit or its conclusions.

ARTICLE IX.   ALTERATIONS, SIGNS, LOCKS & KEYS

SECTION 9.01   ALTERATIONS.     Tenant shall not make or suffer to be made any alterations or additions to the Leased Premises or any part thereof without the prior written consent of Landlord; provided however, such consent of Landlord shall not be unreasonably withheld for any non-structural alterations or additions to the Leased Premises proposed by Tenant. Any additions to, or alterations of the Leased Premises except movable furniture, equipment and trade fixtures shall become a part of the realty and belong to Landlord upon the termination of this Lease or Rental Term renewal or other termination or surrender of the Leased Premises to Landlord.

SECTION 9.02   SIGNS.     Tenant shall not place or suffer to be placed or maintained on any exterior door, wall or window of the Leased Premises, or elsewhere in the Building, any sign, awning, marquee, decoration, lettering, attachment, canopy, advertising matter or other thing of any kind, and shall not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises without first obtaining Landlord’s written approval, which shall not be unreasonably withheld or delayed. Tenant shall maintain any such sign, decoration, lettering, advertising matter or other things as may be approved in good condition and repair at all times. Landlord may, at Tenant’s cost, and without liability to Tenant, enter the Leased Premises and remove any item erected in violation of this Section 9.02. Landlord has established rules and regulations governing the size, type and design of all signs, decorations, etc., which is specifically set forth in Exhibit “E” and Exhibit “E-1”. Tenant’s signage on the Building and/or the Project is subject to Landlord and Salt Lake City approval.

SECTION 9.03   LOCKS AND KEYS.     Landlord shall install a card key system for access to the Building and covered parking area and shall issue appropriate card keys to Tenant and Tenant’s authorized employees. Landlord shall initially provide keys for entry doors to the Leased Premises. From time to time, Tenant may change locks or install other locks on such doors, but if Tenant does, Tenant must provide Landlord with duplicate keys within twenty-four (24) hours after such change or installation. Tenant, upon termination of this Lease, shall deliver to Landlord all the keys to the Building and the Leased Premises including any interior offices, toilet rooms, combinations to built-in safes, etc. which shall have been furnished to or by Tenant or are in the possession of Tenant.

ARTICLE X.   MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS

SECTION 10.01   LANDLORD’S OBLIGATION FOR MAINTENANCE.     Landlord shall at all times maintain and repair, in a manner commensurate with Class A office buildings located in Salt Lake City, Utah: (1) the areas outside the Leased Premises including hallways, public restrooms, if any, general landscaping, parking areas, driveways and walkways within the project; (2) the roof or roof systems, structural items (including but not limited to exterior walls, load bearing columns, foundation and floor slabs) of the Building or Project; and (3) all plumbing, electrical, heating, and air conditioning systems. However, if the need for such repairs or maintenance results from any careless, wrongful or negligent act or omission of Tenant, Tenant shall pay the entire cost of any such repair or maintenance including a reasonable charge to cover Landlord’s supervisory overhead. Landlord shall not be obligated to repair any damage or defect until receipt of written notice from Tenant of the need of such repair and Landlord shall have a reasonable time after receipt of such notice in which to make such repairs. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Leased Premises or in the Building of which the Leased Premises are a part or of defects therein or in any fixtures or equipment provided by Landlord. Costs of Landlord provided maintenance for Item 2 herein shall be included as Operating Expenses as defined in Section 3.03(d) and (e) herein.

SECTION 10.02   TENANT’S OBLIGATION FOR MAINTENANCE.

(a)     Tenant shall provide its own janitorial service and keep and maintain the Leased Premises including the interior wall surfaces and windows, floors, floor coverings and ceilings in a clean, sanitary and safe condition in accordance with the laws of the State and in accordance with all directions, rules and regulations of the health officer, fire marshal, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, ordinance and otherwise, affecting the Leased Premises.

(b)     Tenant shall pay, when due, all claims for labor or material furnished, for work under Sections 9.01, 9.02 and 10.02 hereof, to or for Tenant at or for use in the Leased Premises, and shall bond such work if reasonably required by Landlord to prevent assertion of claims against Landlord.

(c)     Tenant agrees to be responsible for all furnishings, fixtures and equipment located upon the Leased Premises from time to time and shall replace carpeting within the Leased Premises if same shall be damaged by tearing, burning, or stains resulting from spilling anything on such carpet, reasonable wear and tear accepted. Tenant further agrees to use chair mats or floor protectors wherever it uses chairs with wheels or casters on carpeted areas.

SECTION 10.03   SURRENDER AND RIGHTS UPON TERMINATION.

(a)     This Lease and the tenancy hereby created shall cease and terminate at the end of the Rental Term, or any Rental Term extension or renewal, without the necessity of any notice form either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Leased Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting summary recovery of possession of the Leased Premises from a Tenant holding over to the same extent as if statutory notice has been given.

(b)     Upon termination of this Lease at any time and for any reason whatsoever, Tenant shall surrender and deliver up the Leased Premises, including the items constituting Tenant’s Work, to Landlord in the same condition as when the Leased Premises were delivered to Tenant or as altered as provided in Section 9.01, ordinary wear and tear accepted. Upon request of Landlord, Tenant shall promptly remove all personal property from the Leased Premises and repair any damage caused by such removal. Obligations under this Lease relating to events occurring or circumstances existing prior to the date of termination shall survive the expiration or other termination of the Rental Term of this Lease. Liabilities accruing after date of termination are defined in Sections 19.01 and 19.02.

ARTICLE XI.     INSURANCE AND INDEMNITY

SECTION 11.01     LIABILITY INSURANCE AND INDEMNITY.     Tenant shall, during all terms hereof, keep in full force and effect a policy of commercial general liability insurance with respect to the Leased Premises, with a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence. The policy shall name Landlord, property manager (i.e., Woodbury Corporation) and any other persons, firms or corporations designated by Landlord and Tenant as additional insureds, and shall contain a clause that the insurer shall not cancel or change the insurance without first giving Landlord ten (10) days prior written notice. Such insurance shall include an endorsement permitting Landlord and property manager to recover damage suffered due to act or omission of Tenant, notwithstanding being named as an additional “insured party” in such policies. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefor. The insurance shall be with an insurance company approved by Landlord and a copy of the paid-up policy evidencing such insurance or a certificate of insurer certifying to the issuance of such policy shall be delivered to Landlord. If Tenant fails to provide such insurance, Landlord may do so and charge same to Tenant.

SECTION 11.02     FIRE AND CASUALTY INSURANCE.

(a)     Subject to the provisions of this Section 11.02, Landlord shall secure, pay for, and at all times during the Rental Term hereof maintain fire and casualty, insurance providing coverage upon the building improvements in an amount equal to the full insurable replacement value thereof (as determined by Landlord). Such insurance shall include twelve (12) months rental income coverage as well as such additional endorsements as may be required by Landlord’s lender or Landlord. All insurance required hereunder shall be written by reputable, responsible companies licensed in the State of Utah. Tenant shall have the right, at its request at any reasonable time, to be furnished with copies of the insurance policies then in force pursuant to this Section 11.02, together with evidence that the premiums therefor have been paid.

(b)     Tenant agrees to maintain at its own expense such fire and casualty insurance coverage as Tenant may desire or require in respect to Tenant’s personal property, equipment, furniture, fixtures or inventory and Landlord shall have no obligation in respect to such insurance or losses. All property kept or stored on the Leased Premises by Tenant or with Tenant’s permission shall be so done at Tenant’s sole risk and Tenant shall indemnify Landlord against and hold it harmless from any claims arising out of loss or damage to same.

(c)     Tenant shall not permit the Leased Premises to be used for any purpose which would render the insurance thereon void or cause cancellation thereof or increase the insurance risk or increase the insurance premiums in effect just prior to the Rental Term Commencement Date of this Lease (this restriction shall not apply to the BBQ Use). Tenant agrees to pay as Additional Rent the total amount of any increase in the insurance premium of Landlord over that in effect prior to the Rental Term Commencement Date of this Lease to the extent solely resulting from Tenant’s unique and particular use of the Leased Premises. If Tenant installs any electrical or other equipment which overloads the lines in the Leased Premises, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of Landlord’s insurance.

(d)     Tenant shall be responsible for all glass breakage from any cause whatsoever and agrees to immediately replace all glass broken or damaged during the Rental Term with glass of the same quality as that broken or damaged. Landlord may replace, at Tenant’s expense, any broken or damaged glass if not replaced by Tenant within five (5) days after such damage.

SECTION 11.03     WAIVER OF SUBROGATION.     Each party hereto does hereby release and discharge the other party hereto and any officer, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such insurance.

SECTION 11.04     INDEMNIFICATION.

(a)     Subject to the terms and conditions set forth in Section 11.03, Tenant shall indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises or from the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sublessees, concessionaires or business invitees to extent not covered by insurance required by Article XI. For the purpose hereof, the Leased Premises shall include the outdoor patio and green space allocated to the use of Tenant. In case Landlord is, without fault on its part, made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys’ fees incurred or paid by Landlord in defending itself or enforcing the covenants and agreements of this Lease.

(b)     Subject to the terms and conditions set forth in Section 11.03, To the extent not covered by the insurance required to be maintained by Tenant, or that would not have been covered by insurance had Tenant maintained such insurance, Landlord agrees to indemnify and save harmless Tenant in regard to third parties for damages occurring on the Common Area proximately caused by the wrongful acts or negligence of Landlord, its contractors, agents or employees in scope of their employment, including costs of defense and reasonable attorneys’ fees incurred in such defense. In case Tenant is, without fault on its part, made a party to litigation against Landlord as a result of such acts or negligence which Tenant’s insurer is not required to defend, then Landlord shall indemnify Tenant against costs of such defense including reasonable attorneys’ fees.

ARTICLE XII     UTILITY CHARGES

SECTION 12.01     OBLIGATION OF LANDLORD.     Unless otherwise agreed in writing by the parties, during the Rental Term of this Lease Landlord shall cause to be furnished to the Leased Premises during “standard operating hours” which shall be 7:00 a.m. to 7:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 p.m. on Saturday, excluding holidays, the following utilities and services, the cost and expense of which shall be included in Operating Expenses:

(a)     Electricity, water, gas and sewer service.

(b)     Telephone connection, but not including telephone stations and equipment (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Leased Premises).

(c)     Heat and air-conditioning to such extent and to such levels as, in Landlord’s reasonable judgment (but commensurate with Class A office buildings located in Salt Lake City, Utah), is reasonably required for the comfortable use and occupancy of the Leased Premises subject however to any limitations imposed by any government agency.

(d)     Snow removal and parking lot sweeping services.

(e)     Elevator service.

(f)     Building systems maintenance services.

SECTION 12.02     OBLIGATIONS OF TENANT.     Tenant shall arrange for and shall pay the entire cost and expense of all telephone stations, equipment and use charges, electric light bulbs (but not fluorescent bulbs used in fixtures originally installed in the Leased Premises) and all other materials and services not expressly required to be provided and paid for pursuant to the provisions of Section 12.01 above. Tenant shall be responsible for the operation and maintenance of the heating system on the patio for snow and ice removal, and the utilities to operate such system, which shall be separately metered and passed through to Tenant on a direct basis. Tenant covenants to use good faith efforts to reasonably conserve utilities by turning off lights and equipment when not in use and taking such other reasonable actions in accordance with sound standards for energy conservation. Landlord reserves the right to separately meter or otherwise monitor any utility usage and to separately charge tenants for its own utilities, in which case an equitable adjustment shall be made to Base Monthly Rent and Tenant’s Share of Project Area Operating Expenses, Tenant’s Share of Building Area Operating Expenses and/or Tenant’s Share of Office Area Operating Expenses as set forth in this Lease. Additional limitations of Tenant are as follows:

(a)     Tenant shall not, without the written consent of Landlord, which consent shall not be unreasonably withheld, use any apparatus or device on the Leased Premises using current in excess of 208 volts which shall in any way or to any extent increase the amount of electricity or water usually furnished or supplied for use on the Leased Premises for the Permitted Use, nor connect with electrical current, except through existing electrical outlets in the Leased Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

(b)     If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Leased Premises, or for purposes other than those designated in Section 7.01, then Tenant shall first procure the written consent of Landlord for the use thereof, which consent Landlord may refuse and/or Landlord may cause a water meter or electric current meter to be installed in the Leased Premises, so as to measure the amount of water and/or electric current consumed for any such use. The cost of such meters and of installation maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by such meters, at the rates charged for such service by the city in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

(c)     If and where heat generating machines devices are used in the Leased Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install additional or supplementary air conditioning units for the Leased Premises, and the entire cost of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly after demand by Landlord.

To the extent that Tenant operates hours in excess of the stated standard business hours, Tenant may cause Landlord to provide services set forth in Section 12.01 (a), (b), and (c); however, Tenant shall pay extra hourly utility charges as set forth in Section 1.01(Q) and Section 12.03 herein.

SECTION 12.03.     EXTRA HOURS CHARGES.     To the extent Tenant operates hours other than “standard operating hours”) as set forth in Section 1.01 (Q) and Section 12.01, Tenant shall pay an extra hourly utility charge pursuant to Section 1.01 (Q) for lighting and electricity and for mechanical/HVAC system use. Tenant shall pay such charges within ten (10) days after invoice therefor. Costs incurred by Landlord for operating “extra-hours” shall not be included in Operating Expenses pursuant to Section 3.03.

SECTION 12.04.     LIMITATIONS ON LANDLORDS LIABILITY.     Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of rent by reason of Landlord’s failure to provide or furnish any of the foregoing utilities or services if such failure was reasonably beyond the control of Landlord. In no event shall Landlord be liable for loss or injury to persons or property, however, arising or occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord.

ARTICLE XIII.     OFF-SET STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 13.01     OFF-SET STATEMENT.     Tenant agrees within twenty (20) days after request therefor by Landlord to execute in recordable form and deliver to Landlord a statement in writing, certifying

(a)	that this Lease is in full force and effect;
(b)	the Rental Term Commencement Date of this Lease;
(c)	that rent is paid currently without any off-set or defense thereto;
(d)	the amount of rent, if any paid in advance; and
(e)	that there are no uncured defaults by Landlord or stating those claimed by Tenant.

SECTION 13.02     ATTORNMENT.     Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Leased Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

SECTION 13.03     SUBORDINATION.     Tenant agrees that this Lease shall, at the request of Landlord, be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all Rental Term renewals, replacements and extensions thereof, provided the mortgagees or trustees named in such mortgages or deeds of trust shall agree to recognize this Lease of Tenant in the event of foreclosure, if Tenant is not in default beyond any applicable notice and cure period.

SECTION 13.04     MORTGAGEE SUBORDINATION.     Tenant hereby agrees that this Lease shall, if at any time requested by Landlord or any lender in respect to Landlord’s financing of the Building or the Project in which the Leased Premises are located or any portion hereof, be made superior to any mortgage or deed of trust that may have preceded this Lease.

SECTION 13.05     REMEDIES.     Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instruments described in this Article XIII upon failure of Tenant to execute and deliver any of the above instruments within fifteen (15) days after written request to do so by Landlord; and such failure shall constitute a breach of this Lease entitling Landlord, at its option, to cancel this Lease and terminate Tenant’s interest therein.

ARTICLE XIV.     ASSIGNMENT

SECTION 14.01     ASSIGNMENT.     Except as set forth below in this Section 14.01, Tenant shall not assign this Lease or sublet the Leased Premises, or any part thereof, without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld. The consent of Landlord shall not relieve Tenant from continuing liability for all obligations under this Lease. Any Assignment by operation of law or if Tenant is a corporation, unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed an “Assignment” within the meaning of this Section 14.01.

Notwithstanding anything to the contrary contained herein, provided that Tenant is not then in default under this Lease beyond any applicable notice and cure period, upon not less than twenty (20) days prior written notice to Landlord, Tenant may assign or sublet the Leased Premises or any part thereof to a corporation, person or other entity which: (i) is Tenant’s parent or affiliate; (ii) is a wholly-owned subsidiary of Tenant; (iii) is a corporation, person or other entity of which Tenant, Tenant’s parent or an affiliate of Tenant owns a majority of the capital stock or a controlling ownership interest; (iv) as a result of a consolidation, merger, reorganization or other transaction with Tenant or Tenant’s parent shall own all the capital stock of Tenant or Tenant’s parent; (v) as a result of a change of the domicile of Tenant or the reincorporation of Tenant in another jurisdiction; or (vi) acquires or is acquiring all or substantially all of the assets of Tenant or Tenant’s parent(each of the transactions referenced in the above subparagraphs (i) - (vi) are hereinafter referred to as a “Permitted Transfer,” and each surviving entity shall hereinafter be referred to as a “Permitted Transferee”) without the prior written consent of Landlord.

ARTICLE XV. WASTE OR NUISANCE

SECTION 15.01     WASTE OR NUISANCE.     Tenant shall not commit or suffer to be committed any waste upon the Leased Premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building in which the Leased Premises may be located, or elsewhere within the Building.

ARTICLE XVI.     NOTICES

SECTION 16.01     NOTICES.     Except as provided in Section 19.01, any notice required or permitted hereunder to be given or transmitted between the parties shall be either 1) personally delivered, or 2) mailed postage prepaid by registered mail, return receipt requested, or mailed by express carrier addressed if to Tenant at the address set forth in Section 1.01(E), and if to Landlord at the address set forth in Section 1.01(C). Either party may, by notice to the other given as prescribed in this Section 16.01, change its above address for any future notices which are mailed under this Lease.

ARTICLE XVII.     DESTRUCTION OF THE LEASED PREMISES

SECTION 17.01     DESTRUCTION.

(a)     If the Leased Premises are partially or totally destroyed by fire or other casualty insurable under standard fire insurance policies with extended coverage endorsement so as to become partially or totally untenantable, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of Landlord, unless Landlord elects not to repair or rebuild as provided in Section 17.01(b). During the period required for restoration, a just and proportionate part of Base Monthly Rent, Additional Rent and other charges payable by Tenant hereunder shall be abated until the Leased Premises are repaired or rebuilt.

(b)     If the Leased Premises are (I) rendered totally untenantable by reason of an occurrence described in Section 17.01(a), or (II) damaged or destroyed as a result of a risk which is not insured under Landlord’s fire insurance policies, or (III) at least twenty percent (20%) damaged or destroyed during the last year of the Rental Term, or (IV) if the Building is damaged in whole or in part (whether or not the Leased Premises are damaged), to such an extent that Tenant cannot practically use the Leased Premises for its intended purpose, then and in any such events Landlord may at its option terminate this Lease by notice in writing to Tenant within sixty (60) days after the date of such occurrence. Unless Landlord gives such notice, this Lease shall remain in full force and effect and Landlord shall repair such damage at its expense as expeditiously as possible under the circumstances.

(c)     If Landlord should elect or be obligated pursuant to Section 17.01(a) above to repair or rebuild because of any damage or destruction, Landlord’s obligation shall be limited to the original Building and any other work or improvements which may have been originally performed or installed at Landlord’s expense. If the cost of performing Landlord’s obligation exceeds the actual proceeds of insurance paid or payable to Landlord on account of such casualty, Landlord may terminate this Lease unless Tenant, within fifteen (15) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available for such purpose. Tenant shall replace all work and improvements not originally installed or performed by Landlord at its expense.

(d)     Except as stated in this Article XVII, Landlord shall not be liable for any loss or damage sustained by Tenant by reason of casualties mentioned hereinabove or any other accidental casualty.

ARTICLE XVIII.     CONDEMNATION

SECTION 18.01     CONDEMNATION.     As used in this Section 18.01 the term “Condemnation Proceeding” means any action or proceeding in which any interest in the Leased Premises or Building is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or right of condemnation or by purchase or otherwise in lieu thereof. If the whole of the Leased Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date possession is taken by the condemning authority. If in excess of twenty-five (25%) percent of the Leased Premises is taken, then either party hereto shall have the option to terminate this Lease by giving the other written notice of such election at any time within thirty (30) days after the date of taking. If less than twenty-five (25%) percent of the space is taken and Landlord determines, in Landlord’s sole discretion, that a reasonable amount of reconstruction thereof shall not result in the Leased Premises or the Building becoming a practical improvement reasonably suitable for use for the purpose for which it is designed, then Landlord may elect to terminate this Lease by giving thirty (30) days written notice as provided hereinabove. In all other cases, or if neither party exercises its option to terminate, this Lease shall remain in effect and the rent payable hereunder from and after the date of taking shall be proportionately reduced in proportion to the ratio of: (1) the area contained in the Leased Premises which is capable of occupancy after the taking; to (2) the total area contained in the Leased Premises which was capable of occupancy prior to the taking. In the event of any termination or rental reduction provided for in this Section 18.01, there shall be a pro-ration of the rent payable under this Lease and Landlord shall refund any excess theretofore paid by Tenant. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any sums compensating Tenant for diminution in the value of or deprivation of its leasehold estate, shall be the sole and exclusive property of Landlord, except that Tenant shall be entitled to any awards intended to compensate Tenant for expenses of locating and moving Tenant’s operations to a new space.

ARTICLE XIX.     DEFAULT OF TENANT

SECTION 19.01     DEFAULT - RIGHT TO RE-ENTER.     In the event of any failure of Tenant to pay any Base Monthly Rent and/or Additional Rent due hereunder within ten (10) days after written notice that the same is past due shall have been mailed to Tenant, or any failure by Tenant to perform any other of the terms, conditions or covenants required of Tenant by this Lease within thirty (30) days after written notice of such default shall have been mailed to Tenant, or if Tenant shall abandon the Leased Premises, or permit this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the right to declare this Lease terminated and shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, without evidence of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Tenant hereby waives all compensation for the forfeiture of the Rental Term or its loss of possession of the Leased Premises in the event of the forfeiture of this Lease as provided for above.

SECTION 19.02     DEFAULT - RIGHT TO RE-LET.     Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to re-let the Leased Premises and may re-let the Leased Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the Rental Term of this Lease) and at such rental or rental income and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such re-letting, all rental income received by Landlord from such re-letting shall be applied first to the payment of any costs and expenses of such re-letting, including brokerage fees and attorneys’ fees and costs of such alterations and repairs; second, to the payment of rent or other unpaid obligations due hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rental income received from such re-letting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court or competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time elect to terminate this Lease for such previous default. Should Landlord at any time terminate this Lease for any default, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such default, including the cost of recovering the Leased Premises, reasonable attorneys’ fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated Rental Term over the then reasonable rental value of the Leased Premises for the remainder of the stated Rental Term, all of which amounts shall be immediately due and payable.

SECTION 19.03     LEGAL EXPENSES.     In case of default by either party in the performance and obligations under this Lease, the defaulting party shall pay all costs incurred in enforcing this Lease, or any right arising out of such default, whether by suit or otherwise, including reasonable attorneys’ fees.

ARTICLE XX.     BANKRUPTCY, INSOLVENCY OR RECEIVERSHIP

SECTION 20.01     ACT OF INSOLVENCY, GUARDIANSHIP, ETC. The following shall constitute a default of this Lease by Tenant for which Landlord, at Landlord’s option, may immediately terminate this Lease.

(a)     The appointment of a receiver to take possession of all or substantially all of the assets of Tenant;

(b)     A general assignment by Tenant of its assets for the benefit of creditors;

(c)        Any action taken or suffered by or against Tenant under any federal or state insolvency or bankruptcy act;

(d)        The appointment of a guardian, conservator, trustee, or other similar officer to take charge of all or any substantial part of Tenant’s property.

Neither this Lease, nor any interest therein nor any estate thereby created shall pass to any trustee, guardian, receiver or assignee for the benefit of creditors or otherwise by operation of law.

ARTICLE XXI.    LANDLORD ACCESS

SECTION 21.01    LANDLORD ACCESS. Subject to Landlord’s obligation to take all commercially reasonable steps to avoid or minimize (to the greatest extent possible) interfere with Tenant’s use of the Leased Premises, Landlord or Landlord’s agent shall have the right to enter the Leased Premises at all reasonable times to examine the same, or to show them to prospective purchasers or lessees of the Building, or to make all repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and rent shall not abate while such repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the ninety (90) days prior to the expiration of the Rental Term of this Lease or any Rental Term renewal, Landlord may exhibit the Leased Premises to prospective tenants and place upon the Leased Premises the usual notices “To Let” or “For Rent” which notices Tenant shall permit to remain thereon with molestation.

ARTICLE XXII.    TENANT’S PROPERTY AND LANDLORD’S LIEN

SECTION 22.01.    TAXES ON LEASEHOLD. Tenant shall be responsible for and shall pay before delinquency all municipal, county and state taxes assessed during the Rental Term of this Lease against any leasehold interest, improvements, trade fixtures or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Tenant, and taxes, levies or fees assessed on the basis of Tenant’s occupancy thereof, including, but not limited to, taxes measured by rents due from Tenant hereunder.

SECTION 22.02.    LOSS AND DAMAGE. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining spaces or any part of the spaces adjacent to or connected with the Leased Premises hereby or any part of the building of which the Leased Premises is a part, or for any loss or damage resulting to Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes or for any damage or loss of property within the Leased Premises from any cause whatsoever.

SECTION 22.03.    NOTICE BY TENANT. Tenant shall give immediate telephone or electronic mail notice to Landlord in case of fire, casualty or accidents in the Leased Premises or in the building of which the Leased Premises are a part or of defects therein or in any fixtures or equipment, and Tenant shall promptly thereafter confirm such notice in writing.

SECTION 22.04.    LANDLORD’S LIEN. Tenant is advised that Utah Code Section 38-3-1 and following grants Landlord (Lessor) a lien in regard to unpaid rent.

SECTION 22.05.    LANDLORD’S SUBORDINATION. Provided that Tenant is not in default hereunder, Landlord agrees to subordinate its lien on Tenant’s personal property to that of any bona fide third party lender providing financing which directly benefits Tenant’s operations in the Leased Premises. However, Landlord shall refuse and shall otherwise not be required to subordinate its lien or priority as to Tenant’s equipment or trade fixtures, and Landlord shall be entitled to refuse subordination if loans are not directly related to the Project.

ARTICLE XXIII.    HOLDING OVER

SECTION 23.01    HOLDING OVER. Any holding over after the expiration of the Rental Term, or any Rental Term extension thereto, shall be construed to be a tenancy at sufferance and all provisions of this Lease shall be and remain in effect except that the Base Monthly Rent shall be one hundred and twenty-five percent (125%) of the amount of Base Monthly Rent and Additional Rent (including any adjustments as provided herein) payable for the last full calendar month of the Rental Term including Rental Term renewals or extensions.

SECTION 23.02    SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors and assigns of such parties; and if there shall be more than one (1) tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing.

ARTICLE XXIV.    RULES AND REGULATIONS

SECTION 24.01    RULES AND REGULATIONS. Tenant shall comply with all reasonable rules and regulations which are now or which may be hereafter prescribed by Landlord and posted in or about the Leased

Premises or otherwise brought to the notice of Tenant, both with regard to the Building and/or Project as a whole and to the Leased Premises including Common Area and Common Facilities.

ARTICLE XXV.    QUIET ENJOYMENT

SECTION 25.01    QUIET ENJOYMENT. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant’s part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Rental Term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease and actions resulting from future eminent domain proceedings and casualty losses.

ARTICLE XXVI.    SECURITY DEPOSIT

SECTION 26.01    SECURITY DEPOSIT. Landlord herewith acknowledges receipt of the amount set forth in Section 1.01 (U) which it is to retain as security for the faithful performance of all the covenants, conditions and agreements of this Lease, but in no event shall Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for Tenant’s failure to perform the such covenants, conditions and agreements; Landlord may so apply the Security Deposit, at its option; and Landlord’s right to the possession of the Leased Premises for non-payment of rents or for other reasons shall not in any event be affected by reason of the fact that Landlord holds the Security Deposit. Such sum, if not applied toward the payment of rents in arrears or toward the payment of damages suffered by Landlord by reason of Tenant’s breach of the covenants, conditions and agreements of this Lease, is to be returned to Tenant without interest when this Lease is terminated or expired, according to these terms, and in no event is the Security Deposit to be returned until Tenant has vacated the Leased Premises and delivered possession to Landlord.

In the event that Landlord repossesses the Leased Premises because of Tenant’s default or because of Tenant’s failure to carry out the covenants, conditions and agreements of this Lease, Landlord may apply the Security Deposit toward damages as may be suffered or shall accrue thereafter by reason of Tenant’s default or breach. In the event of bankruptcy or other debtor-creditor proceedings against Tenant as specified in Article XX, the Security Deposit shall be deemed to be applied first to the payment of Base Monthly Rent, Additional Rent and other charges due Landlord for the earliest possible periods prior to the filing of such proceedings. Landlord shall not be obliged to keep the Security Deposit as a separate fund, but may mix the same with its own funds.

ARTICLE XXVII.    MISCELLANEOUS PROVISIONS

SECTION 27.01    WAIVER. No failure on the part of Landlord to enforce any covenant or provision of this Lease shall discharge or invalidate such covenant or provision or affect the right of Landlord to enforce the same in the event of any subsequent breach. One (1) or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition and the consent to or approval of any subsequent similar act by Tenant. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing signed by Landlord.

SECTION 27.02    ENTIRE LEASE AGREEMENT. This Lease constitutes the entire Lease and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This Lease may not be altered or amended except by a subsequent written agreement executed by all parties.

SECTION 27.03    FORCE MAJEURE. Any failure to perform or delay in performance by either party of any obligation under this Lease, other than Tenant’s obligation to pay rent, shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any similar cause beyond the control of the party so falling to perform, to the extent and for the period that such continues.

SECTION 27.04    LOSS AND DAMAGE. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying all or any part of the Leased Premises adjacent to or connected with the Leased Premises or any part of the Building of which the Leased Premises are a part, or for any loss or damage resulting to Tenant or his property from bursting, stoppage or leaking of water, gas sewer or steam pipes or for any damage or loss of property within the Leased Premises from any cause whatsoever.

SECTION 27.05    ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the amount owing hereunder shall be deemed to be other than on account of the earliest stipulated amount receivable from Tenant, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or receivable or pursue any other remedy available under this Lease or the law of the state where the Leased Premises are located.

SECTION 27.06    NO OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon full execution and delivery thereof by Landlord and Tenant.

SECTION 27.07    ANTI-DISCRIMINATION. Tenant herein covenants by and for itself, its heirs, executors, administrators and assigns and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons on account of race, sex, marital status, color, creed, national origin or ancestry, in the leasing, subleasing, assigning, use, occupancy, tenure or enjoyment of the Leased Premises, nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, or subtenants in the Leased Premises.

SECTION 27.08    SEVERABILITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 27.09    OTHER MISCELLANEOUS PROVISIONS. This instrument shall not be recorded without the prior written consent of Landlord; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or “short form” lease for recording purposes which memorandum shall describe the parties, the Leased Premises, the Rental Term and shall incorporate this Lease by reference, and may include other special provisions. The captions which precede the Sections of this Lease are for convenience only and shall in no way affect the manner in which any provisions hereof is construed. In the event there is more than one (1) Tenant hereunder, the liability of each shall be joint and several. This instrument shall be governed by and construed in accordance with the laws of the State wherein the Leased Premises are located. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires. Time is of the essence of this Lease and every term, covenant and condition herein contained.

SECTION 27.10    REPRESENTATION REGARDING AUTHORITY. The persons who have executed this Lease represent and warrant that they are duly authorized to execute this Lease in their individual or representative capacity as indicated.

SECTION 27.11.    TENANT CERTIFICATION. For purposes of compliance with Executive Order 13224 and related regulations, Landlord and Tenant hereby state, represent and warrant to each other that:

(a)          Certification. Landlord and Tenant certify that:

(i)        They are not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

(ii)        They have not executed this Lease, directly or indirectly on behalf of, or instigating or facilitating this Lease, directly or indirectly on behalf of, any such person, group, entity, or nation.

(b)          Indemnification. Tenant and Landlord hereby agree to defend, indemnify, and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorneys’ fees and costs) arising from or related to any breach of the foregoing certification.

ARTICLE XXVIII.    ADDITIONAL PROVISIONS

SECTION 28.01.    OPTION TO RENEW. Provided Tenant is not, and has not been (more than two (2) times), in default under any of the terms and conditions contained herein, Tenant shall have two (2) additional consecutive five (5) year options to renew and extend the Rental Term as provided herein (“Option”). The Option shall only be exercised by Tenant delivering written notice thereof to Landlord no earlier than the date which is twelve (12) months prior to the expiration of the Rental Term and no later than the date which is nine (9) months prior to the expiration of the Rental Term (the “Option Notice”). The Base Monthly Rent during the first year of each extension periods shall be the lesser of: (i) the then current Fair Market Rate (as defined) for comparable space within the Project, and (ii) the Base Monthly Rent then in effect for the Leased Premises during the last month of the initial Rental Term (increasing each year thereafter by 3%, compounded). “Fair Market Rate” means the market rate for rent chargeable for the Leased Premises based upon the following factors applicable to the Leased Premises or any comparable premises: rent, escalation, term, size, expense stop, tenant allowance, existing tenant finishes, parking availability, and location and proximity to services.

Within thirty (30) days of Option Notice, Tenant shall notify Landlord of Tenant’s option of Fair Market Rate for the applicable renewal period. If Landlord disagrees with Tenant’s opinion of the Fair Market Rate, Landlord shall notify Tenant of Landlord’s opinion of Fair Market Rate within fifteen (15) days after receipt of Tenant’s opinion of Fair Market Rate (“Landlord’s Value Notice”). If the parties are unable to resolve their differences within thirty (30) days thereafter, Landlord or Tenant, at its sole option, may terminate this Lease, effective as of the last day of the then-current Rental Term. Alternatively, Tenant and Landlord may mutually agree to submit the determination of Fair Market Rate to a “Market Assessment Process,” as provided in Exhibit “F” – Market Assessment Process.

SECTION 28.02.    RIGHT TO RERMINATE. Provided Tenant is not, and has not been (more than two (2) times), in default beyond any applicable cure period under any of the terms and provisions contained herein, Tenant shall have the right to terminate this Lease on or after the last day of the seventy-eighth (78th) full calendar month of the Rental Term. Tenant shall provide Landlord with three hundred sixty-five (365) days prior written notice of its intent to exercise this right to terminate. At the time Tenant gives it’s notice of its exercise of this right, Tenant shall pay a termination fee equal to the unamortized total of the following: TI Allowance, leasing commissions and Base Monthly Rent abatement, calculated at an eight percent (8%) per annum interest rate.

[Signature Pages to Follow]

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

SIGNATURES:

LANDLORD	WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company

	By:	WOODBURY CORPORATION, a Utah corporation Its Manager

		By:	/s/ O. Randall Woodbury
O. Randall Woodbury, President

		By:	/s/ W. Richards Woodbury
W. Richards Woodbury, Vice Chairman

TENANT	TRAEGER PELLET GRILLS LLC., a Delaware limited liability company

By:
Its: CEO

By:
Its:

ACKNOWLEDGMENT OF LANDLORD

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 23rd day of January 2015, before me personally appeared O. RANDALL WOODBURY and W. RICHARDS WOODBURY, to me personally known, who being by me duly sworn did say that they are the President and Vice Chairman of WOODBURY CORPORATION, known to be the Manager of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

ACKNOWLEDGMENT OF TENANT

STATE OF Utah	)
: ss.
COUNTY OF Salt Lake	)

On the 23rd day of January 2015, before me personally appeared Jeremy Andrus and                     , to me personally known to be the CEO and                      of TRAEGER GRILLS LLC., a Delaware limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

Notary Public

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (hereinafter “First Amendment”) is entered into as of the 1st day of April 2015 (hereinafter “Effective Date”), by and between WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company (hereinafter “Landlord”), and TRAEGER PELLET GRILLS LLC, a Delaware limited liability company (hereinafter “Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 23, 2015 (hereinafter “Lease”), pursuant to which Landlord leased to Tenant that certain premises designated as Suite 200, consisting of approximately 28,740 gross rentable area, located in Wilmington Gardens at 1215 East Wilmington Avenue in Salt Lake City, Utah (hereinafter “Leased Premises”); and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree to the following terms and conditions:

1.	From and after the Effective Date of this First Amendment, Section 1.01(H), BUILDING, of the Lease shall be amended and modified as follows:

BUILDING (Section 2.01): Wilmington Gardens, consisting of one (1) building situated at 1215 East Wilmington Avenue in Salt Lake City, County of Salt Lake, State of Utah (“Building”). The gross rentable area of the Building (as defined in Section 2.01) is approximately 84,033 square feet. The Building is part of a larger mixed use development which is specifically described in Exhibit “B” and depicted in Exhibit “A” (the “Project”).

2.	From and after the Effective Date of this First Amendment, Section 1.01(l), LEASED PREMISES, of the Lease shall be amended and modified as follows:

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LEASED PREMISES (Section 2.01): That portion of the Building (as defined in Section 2.01) at the approximate location outlined on Exhibit “A-1” known as Suites 200 & 214, consisting of approximately 31,668 square feet of gross rentable area plus an adjacent outdoor patio depicted on Exhibit “A-1”, attached hereto and by this reference incorporated herein, and further described in Section 1.01(AA) below. (“Leased Premises”). Approximately seven and five hundred thousandths percent (7.500%) of such area is Tenant’s proportionate share of Common Area (as defined in Section 8.01) hallways, restrooms, etc. in the Building and Project. Outdoor patio area has been excluded from the calculation of Tenant’s pro-rata share.

3.	From and after the Effective Date of this First Amendment, Exhibit “A-1” of the Lease shall be stricken in its entirety and replaced with Exhibit “A-1” attached hereto and incorporated herein.

4.	From and after the Effective Date of this First Amendment, Section 1.01(L), BASE MONTHLY RENT, of the Lease shall be amended and modified as follows:

BASE MONTHLY RENT (Section 3.01): Commencing as of the 1st day of the Rental Term Commencement Date and continuing through the last day of the 9th month, Base Monthly Rent shall be Zero and 00/100 Dollars ($0.00) (“Base Monthly Rent”).

5.	From and after the Effective Date of this First Amendment, Section 1.01(M), ESCALATIONS IN BASE MONTHLY RENT, of the Lease shall be amended and modified as follows:

ESCALATIONS IN BASE MONTHLY RENT (Section 3.02):

Escalation Timeline	Base Monthly Rent
Commencing the 1st day of the 10th month after the Rental Term Commencement Date	$72,572.50

Commencing the 1st day of the 13th month after the Rental Term Commencement Date	$74,749.68

Commencing the 1st day of the 25th month after the Rental Term Commencement Date	$76,992.17

Commencing the 1st day of the 37th month after the Rental Term Commencement Date	$79,301.93

Commencing the 1st day of the 49th month after the Rental Term Commencement Date	$81,680.99

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Commencing the 1st day of the 61nd month after the Rental Term Commencement Date	$83,314.61

Commencing the 1st day of the 73th month after the Rental Term Commencement Date	$84,980.90

Commencing the 1st day of the 85th month after the Rental Term Commencement Date	$86,680.52

Commencing the 1st day of the 97th month after the Rental Term Commencement Date	$88,414.13

Commencing the 1st day of the 109th month after the Rental Term Commencement Date	$90,182.41

Commencing the 1st day of the 121nd month after the Rental Term Commencement Date	$91,986.06

6.	From and after the Effective Date of this First Amendment, Section 1.01(N), LANDLORD’S SHARE OF BASE YEAR OPERATING EXPENSES, of the Lease shall be amended and modified as follows:

LANDLORD’S SHARE OF BASE YEAR OPERATING EXPENSES (Section 3.03): Landlord shall pay all Operating Expenses (as defined in Section 3.03) for the first twelve (12) months of the Rental Term for: (i) the Specified Project Area Base Year Operating Expenses (hereafter defined); (ii) the Specified Building Area Base Year Operating Expenses (hereafter defined); and (iii) the Specified Office Area Base Year Operating Expenses (hereafter defined) (the Specified Project Area Base Year Operating Expenses, the Specified Building Area Base Year Operating Expenses and the Specified Office Area Base Year Area Expenses are collectively referred to as the “Base Year Operating Expenses”).

(i)

The term “Specified Project Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Project Area” and containing approximately 220,642 square feet of gross rentable area.

(ii)

The term “Specified Project Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Project Area.

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(iii)

The term “Specified Building Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Building Area” and containing approximately 84,033 square feet of gross rentable area.

(iv)

The term “Specified Building Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Building Area.

(v)

The term “Specified Office Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Office Area” and containing approximately 71,558 square feet of gross rentable area.

(vi)

The term “Specified Office Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Office Area.

7.	From and after the Effective Date of this First Amendment, Exhibit “G” of the Lease shall be stricken in its entirety and replaced with Exhibit “G” attached herto and incorporated herein.

8.

From and after the Effective Date of this First Amendment, Section 1.01(o), TENANT’S PRO-RATA SHARE OF SPECIFIED PROJECT AREA BASE YEAR OPERATING EXPENSES, SPECIFIED BUILDING AREA BASE YEAR OPERATING EXPENSES AND SPECIFIED OFFICE AREA BASE YEAR OPERATING EXPENSES, of the Lease shall be amended and modified as follows:

TENANT’S PRO-RATA SHARE OF SPECIFIED PROJECT AREA BASE YEAR OPERATING EXPENSES, SPECIFIED BUILDING AREA BASE YEAR OPERATING EXPENSES AND SPECIFIED OFFICE AREA BASE YEAR OPERATING EXPENSES (Section 3.03):

(i)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Project Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Project Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be fourteen and five hundred thirty-seven thousandths percent (14.537%) (“Tenant’s Share of Project Area Operating Expenses”).

(ii)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Building Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Building Area Base

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Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be thirty-seven and two hundred one thousandths percent (37.201%) (“Tenant’s Share of Building Area Operating Expenses”).

(iii)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Office Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Office Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be forty-four and two hundred fifty-five thousandths percent (44.255%) (“Tenant’s Share of Office Area Operating Expenses”).

(iv)

If it at any time(s) during the Rental Term the gross rentable area of any of the following shall change, the percentages set forth in this Section 1.01(O)(i)-(iii) and any other corresponding sections of this Lease shall be adjusted on a pro-rata basis to reflect such gross rentable area: (a) the Leased Premises, (b) the Specified Project Area, (c) the Specified Building Area, or (d) the Specified Office Area.

9.	From and after the Effective Date of this First Amendment, Section 1.01(T), PREPAID RENT, of the Lease shall be amended and modified as follows:

PREPAID RENT: Seventy-Two Thousand Five Hundred Seventy-Two and 50/100 Dollars ($72,572.50), paid upon execution of this Lease to be applied to the first installment of Base Monthly Rent due hereunder.

10.	From and after the Effective Date of this First Amendment, Section 1.01(CC), TENANT IMPROVEMENT ALLOWANCE, of the Lease shall be amended and modified as follows:

TENANT IMPROVEMENT ALLOWANCE: Landlord shall provide Tenant an improvement allowance of an amount not to exceed One Million Six Hundred Seventy-Eight Thousand Four Hundred and Four and 00/100 Dollars ($1,678,404.00) in accordance with Exhibit “C-1” (the “Tl Allowance”). The Tl Allowance shall be used exclusively towards architectural, engineering, CDs and overall construction of the Leased Premises. In addition to the Tl Allowance, Landlord shall install the Snow Melt System, as outlined on Exhibit “C”, on approximately 3,600 sf of the outdoor patio area (total outdoor patio area is approximately 6,160 sf). The west portion of the outdoor patio shall be heated and fifty percent (50%) of the balance of the unheated portion of the outdoor patio shall be green scape.

11.

Except as specifically modified, altered, or changed by this First Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this First Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

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[Signature Pages to Follow]

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IN WITNESS THEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.

LANDLORD:	WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company

	By:	WOODBURY CORPORATION, a Utah corporation, Its Manager

		By:	/s/ O. Randall Woodbury
O. Randall Woodbury, President

		By:	/s/ Jeffrey K. Woodbury
Jeffrey K. Woodbury, Vice President

TENANT:	TRAEGER PELLET GRILLS LLC, a Delaware limited liability company

	By:	/s/ Jeremy Andrus
Jeremy Andrus, CEO

ACKNOWLEDGMENT OF LANDLORD

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 28th day of May 2015, before me personally appeared O. RANDALL WOODBURY and JEFFREY K. WOODBURY, to me personally known, who being by me duly sworn did say that they are the President and Vice President of WOODBURY CORPORATION, known to be the Manager of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

ACKNOWLEDGMENT OF TENANT

7

STATE OF UTAH         )

                                           : ss.

COUNTY OF UTAH     )

On the 8th day of May 2015, before me personally appeared JEREMY ANDRUS, to me personally known to be the CEO of TRAEGER PELLET GRILLS LLC, a Delaware limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said company therein named, and acknowledged to me that such company executed the within instrument pursuant to its articles of organization.

Notary Public

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EXHIBIT A-1 LEASE PLAN

9

#200
STAIR
LOBBY
ELEC
REST ROOMS
#210
#214
STORAGE

RETAIL AREA

OFFICE AREA

OFFICE OR RETAIL COMMON/RENTABLE

RESIDENTIAL AREA

COMMON AREA MAINTENANCE RESPONSIBILITY

EXCLUSIVE BY ADJACENT RETAIL

EXCLUSIVE BY ADJACENT OFFICE

EXCLUSIVE RESIDENTIAL

SHARED RESIDENTIAL WITH OFFICE OR RETAIL

SHARED RESIDENTIAL WITH OFFICE AND RETAIL

SECOND FLOOR LEASING PLAN

1215 EAST WILMINGTON AVENUE

NOTE:
MAINTENANCE OF EXTERIOR PLAZA, SIDEWALKS, LANDSCAPE AREAS, AND SERVICE DRIVES TO BE SHARED BY ALL USERS BASED ON A PRORATA OF RENTABLE AREA.

#115
#119
#140
G
TRASH
STAIR
ELEC
REST ROOMS
LOBBY
#130
#109
#105
#101
#120
#100

WEST BUILDING
1201 WILMINGTON AVENUE

EAST BUILDING
1215 WILMINGTON AVENUE

FIRST FLOOR LEASING PLAN

1215 EAST WILMINGTON AVENUE

EXHIBIT “G’ - COMMON AREA MAINTENANCE PLAN

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SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (hereinafter “Second Amendment”) is entered into as of the 8 day of February 2016 (hereinafter “Effective Date”), by and between WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company (hereinafter “Landlord”), and TRAEGER PELLET GRILLS LLC, a Delaware limited liability company, d/b/a TRAEGER GRILLS (hereinafter “Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 23, 2015 (hereinafter “Lease”), pursuant to which Landlord leased to Tenant that certain premises designated as Suite 200, consisting of approximately 28,740 square feet of gross rentable area, located in the Wilmington Gardens in Salt Lake City, Utah (hereinafter “Original Leased Premises”);

WHEREAS, on or about April 1, 2015, Landlord and Tenant entered into that First Amendment to Lease whereby the Original Leased Premises were amended to include Suite 214, consisting of approximately 2,928 square feet of gross rentable area, for an amended total of approximately 31,668 square feet of gross rentable area plus an adjacent outdoor patio;

WHEREAS, the Rental Term is set to expire of its own terms on August 31, 2026; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:

1.	From and after the Effective Date of this Second Amendment, the Original Leased Premises shall be expanded by approximately 6,678 square feet of gross rentable area (the “Expansion Premises”).

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2.	From and after the Effective Date of this Second Amendment, Section 1.01(I), LEASED PREMISES, of the Lease shall be amended and modified as follows:

That portion of the Building (as defined in Section 2.01 of the Lease) known as Suites 200, 210 & 214, consisting of approximately 39,684 square feet of gross rentable area plus an adjacent outdoor patio, (hereafter “Leased Premises”).

3.

From and after the Effective Date of this Second Amendment, Tenant’s proportionate share of Common Area (as defined in Section 8.01 of the Lease) hallways, restrooms, etc. in the Building and Project shall be adjusted to reflect the increase in of gross rentable area

4.	From and after the Effective Date of this Second Amendment, Section 1.01(K), RENTAL TERM, COMMENCEMENT AND EXPIRATION DATE, of the Lease shall be amended and modified as follows:

The term of the Lease shall commence on the earlier to occur of (a) July 1, 2015 or (b) the date Tenant opens for business at the Original Leased Premises (“Rental Term Commencement Date”) and shall be for a period of ten (10) full Lease Years (as defined in Section 2.02 of the Lease), ending March 31, 2026 (“Rental Term”).

5.	Base Monthly Rent during the Rental Term shall be amended as follows:

Escalation Date	Base Monthly Rent
April 1, 2016	$ 75,638.75
July 1, 2016	$ 77,907.91
May 1, 2017	$ 93,211.66
July 1, 2017	$ 96,008.01
July 1, 2018	$ 98,888.25
July 1, 2019	$ 101,854.90
July 1, 2020	$ 103,892.00
July 1, 2021	$ 105,969.84
July 1, 2022	$ 108,089.24
July 1, 2023	$ 110,251.02
July 1, 2024	$ 112,456.04
July 1, 2025	$ 114,705.16

6.	From and after the Effective Date of this Second Amendment, Section 1.01(N), LANDLORD’S SHARE OF BASE YEAR OPERATING EXPENSES, of the Lease shall be amended and modified as follows:

2

Landlord shall pay all Operating Expenses (as defined in Section 3.03 of the Lease) for the first twelve (12) months of the Rental Term for: (i) the Specified Project Area Base Year Operating Expenses (hereafter defined); (ii) the Specified Building Area Base Year Operating Expenses (hereafter defined); and (iii) the Specified Office Area Base Year Operating Expenses (hereafter defined) (the Specified Project Area Base Year Operating Expenses, the Specified Building Area Base Year Operating Expenses and the Specified Office Area Base Year Operating Expenses are collectively referred to as the “Base Year Operating Expenses”).

(i)

The term “Specified Project Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Project Area” and containing approximately 220,544 square feet of gross rentable area.

(ii)

The term “Specified Project Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Project Area.

(iii)

The term “Specified Building Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G”, labeled as the “Specified Building Area” and containing approximately 83,908 square feet of gross rentable area.

(iv)

The term “Specified Building Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Building Area.

(v)

The term “Specified Office Area Base Year Operating Expenses” shall mean the Operating Expenses for the first twelve (12) months of the Rental Term associated with the area depicted on Exhibit “G” (of the Lease), labeled as the “Specified Office Area” and containing approximately 58,665 square feet of gross rentable area.

(vi)

The term “Specified Office Area Operating Expenses” shall mean the Operating Expenses for any Lease Year following the first twelve (12) months of the Rental Term which are associated with the Specified Office Area.

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7.

From and after the Effective Date of this First Amendment, Section 1.01(O), TENANT’S PRO-RATA SHARE OF SPECIFIED PROJECT AREA BASE YEAR OPERATING EXPENSES, SPECIFIED BUILDING AREA BASE YEAR OPERATING EXPENSES AND SPECIFIED OFFICE AREA BASE YEAR OPERATING EXPENSES, of the Lease shall be amended and modified as follows:

(i)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Project Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Project Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be seventeen and nine hundred ninety-four thousandths percent (17.994%) (“Tenant’s Share of Project Area Operating Expenses”).

(ii)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Building Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Building Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be forty-six and six hundred forty thousandths percent (46.640%) (“Tenant’s Share of Building Area Operating Expenses”).

(iii)

As more particularly set forth in Section 3.03 of this Lease, to the extent the amount of the Specified Office Area Operating Expenses for any Lease Year during the Rental Term exceed the amount of the Specified Office Area Base Year Operating Expenses, Tenant’s pro-rata share of the amount of such excess (if any) shall be sixty-seven and six hundred forty-five thousandths percent (67.645%) (“Tenant’s Share of Office Area Operating Expenses”).

(iv)

If it at any time(s) during the Rental Term the gross rentable area of any of the following shall change, the percentages set forth in this Section 1.01 (O)(i)-(iii) and any other corresponding sections of this Lease shall be adjusted on a pro-rata basis to reflect such gross rentable area: (a) the Leased Premises, (b) the Specified Project Area, (c) the Specified Building Area, or (d) the Specified Office Area.

8.

As consideration for entering into this Second Amendment, Landlord shall provide Tenant an additional allowance for improvements within Suite 210, the second floor entry area, and the outdoor patio in an amount not to exceed Three Hundred Twenty-Seven Thousand Two Hundred Twenty-Two and 00/100 Dollars ($327,222.00) (“Additional Tl Allowance”). Such Additional

4

Tl Allowance shall be paid in accordance with Landlord’s reimbursement procedure and shall be used exclusively towards architectural, engineering, CDs and overall construction within the Leased Premises. Tenant shall have the right to install additional restrooms in the Leased Premises, and deduct the cost of such restrooms from the Additional Tl Allowance.

9.

From and after the Effective Date of this Second Amendment, Tenant shall have the right, at the Landlord’s sole cost and expense, to relocate its signage from the west-facing patio to the west facing corrugated metal panel on the k second floor under the window in Suite 210. The specific location of the relocated sign shall be coordinated with and subject to the prior written approval of Landlord.

10.

From and after the Effective Date of this Second Amendment, Tenant shall have the right, at its sole cost and expense, to expand the concrete area of their outdoor patio subject to Landlord’s prior written approval.

11.

From and after the Effective Date of this Second Amendment, Exhibit “G” of the Lease shall be amended and replaced with Exhibit “G” attached hereto and incorporated herein. Any reference to Exhibit “G” in the Lease and any amendment thereto shall hereafter refer to the Exhibit “G” attached hereto.

12.

Except as specifically modified, altered, or changed by this Second Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this Second Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

[Signature Pages to Follow]

5

IN WITNESS THEREOF, the parties hereto have executed this Second Amendment as of the date and year first above written.

LANDLORD:	WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company

	By:	WGG PARENT L.L.C., a Utah limited liability company, Its Member

		By:	CASA DE AZUCAR L.L.C., a Utah limited liability company, Its Member

			By:	WOODBURY CORPORATION, a Utah corporation, its Manager

				By:	/s/ O. Randall Woodbury
O. Randall Woodbury, President

				By:	/s/ Jeffery K. Woodbury
Jeffery K. Woodbury, President

		By:	DEE’S WILMINGTON, LLC, a Utah limited liability company, Its Member

			By:	/s/ Todd Olsen
Todd Olsen, Manager

TENANT:	TRAEGER PELLET GRILLS LLC, a Delaware limited liability company

	By:	/s/ Jeremy Andrus
Jeremy Andrus, Chief Executive Officer

6

ACKNOWLEDGMENT OF LANDLORD

STATE OF UTAH                    )

                                                  : ss.

COUNTY OF SALT LAKE       )

On the 2nd day of February 20     , before me personally appeared O. RANDALL WOODBURY and JEFFREY K. WOODBURY, to me personally known, who being by me duly sworn did say that they are the President and Vice President of WOODBURY CORPORATION, known to be the Manager of CASA DE AZUCAR L.L.C., a Utah limited liability, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

STATE OF UTAH                    )

                                                  : ss.

COUNTY OF SALT LAKE       )

On the 8th day of February 2016, before me personally appeared TODD OLSEN, to me personally known, who being by me duly sworn did say that he is the Manager of DEE’S WILMINGTON, LLC, a Utah limited liability company, known to be the Manager of CASA DE AZUCAR L.L.C., a Utah limited liability, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

7

ACKNOWLEDGMENT OF TENANT

STATE OF UTAH               )

                                            : ss.

COUNTY OF SALT LAKE  )

On the 27th day of January 2016, before me personally appeared JEREMY ANDRUS, to me personally known to be the CHIEF EXECUTIVE OFFICER of TRAEGER PELLET GRILLS LLC, a Delaware limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said company therein named, and acknowledged to me that such company executed the within instrument pursuant to its articles of organization.

Notary Public

8

EXHIBIT “G”

COMMON AREA MAINTENANCE PLAN

COMIION AREA HAINTENANCE PI.AN

9

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (hereinafter “Third Amendment”) is entered into as of the 22 day of November 2016 (hereinafter “Effective Date”), by and between WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company (hereinafter “Landlord”), and TRAEGER PELLET GRILLS LLC, a Delaware limited liability company (hereinafter “Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 23, 2015 (hereinafter “Lease”), pursuant to which Landlord leased to Tenant that certain premises designated as 1215 East Wilmington Avenue, Suite 200, Salt Lake City, Utah, 84106 consisting of approximately 28,740 square feet of gross rentable area (hereinafter “Old Leased Premises”);

WHEREAS, on or about April 1, 2015, Landlord and Tenant entered into that certain First Amendment to Lease, whereby the Leased Premises were amended to include Suite 214, consisting of approximately 2,928 square feet of gross rentable area, for an amended total square footage of approximately 31,668 square feet of gross rentable area, plus an adjacent outdoor patio;

WHEREAS, Landlord and Tenant agree that the approximate square footage of Suite 214 shall hereby be corrected to consist of approximately 4,266 square feet of gross rentable area, for an amended total of approximately 33,006 square feet of gross rentable area;

WHEREAS, on or about February 8, 2016, Landlord and Tenant entered into that certain Second Amendment to Lease, whereby the Leased Premises were amended to include Suite 210, consisting of approximately 6,678 square feet of gross rentable area, for an amended total of approximately 39,684 square feet of gross rentable area, plus an adjacent outdoor patio “(Leased Premises”); and

WHEREAS, the Rental Term is set to expire of its own terms on March 31, 2026;

1

WHEREAS, Landlord and Tenant desire to amend the Rental Term and Base Monthly Rent; and

WHEREAS, Landlord and Tenant desire to modify the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:

1.	Base Monthly Rent during the Rental Term shall be amended as follows:

Commencing April 1, 2017 and continuing through June 30, 2017, Base Monthly Rent shall be Ninety-Three Thousand Six Hundred Seventy and 78/100 Dollars ($93,670.78) payable in equal consecutive monthly installments.

2.	Escalations in Base Monthly Rent during the Rental Term shall occur as follows:

Escalation Date	Annual Rent	Base Monthly Rent
July 1, 2017	$1,157,770.80	$ 96,480.90
July 1, 2018	$1,192,503.96	$ 99,375.33
July 1, 2019	$1,228,278.96	$102,356.58
July 1, 2020	$1,252,844.64	$104,403.72
July 1, 2021	$1,277,901.48	$106,491.79
July 1, 2022	$1,303,459.56	$108,621.63
July 1, 2023	$1,329,528.72	$110,794.06
July 1, 2024	$1,356,119.28	$113,009.94
July 1, 2025	$1,383,241.68	$115,270.14

2

3.	Tenant shall continue to make its monthly payment toward Tenant’s Share of Operating Expenses.

4.

Landlord shall provide Tenant an additional allowance for improvements within the Leased Premises in an amount not to exceed Seventy Thousand Nine Hundred Fourteen and 00/100 Dollars ($70,914.00) (“Additional TI Allowance”). Such Additional TI Allowance shall be paid in accordance with Landlord’s reimbursement procedure and shall be used exclusively towards architectural, engineering, CDs and overall construction within the Leased Premises.

5.

Except as specifically modified, altered, or changed by this Third Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this Third Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

[Signature Pages to Follow]

3

IN WITNESS THEREOF, the parties hereto have executed this Third Amendment as of the date and year first above written.

LANDLORD:	WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company

	By:	WGG PARENT L.L.C., a Utah limited liability company, Its Member

WITH WGG MEMBER APPROVAL:
		By:	WOODBURY CORPORATION, a Utah Corporation, Its Manager

			By:	/s/ O. Randall Woodbury
Its: O. Randall Woodbury, President

			By:	/s/ W. Riohards Woodbury
Its: W. Riohards Woodbury, Vice Chairman

TENANT:			TRAEGER PELLET GRILLS LLC, a Delaware limited liability company

			By:	/s/Jeremy Andrus
Jeremy Andrus, Chief Executive Officer

4

ACKNOWLEDGMENT OF TENANT

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 22nd day of NOVEMBER 2016, before me personally appeared JEREMY ANDRUS, to me personally known to be the CHIEF EXECUTIVE OFFICER of TRAEGER PELLET GRILLS LLC, a Delaware limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its articles of organization.

Notary Public

5

ACKNOWLEDGMENT OF LANDLORD

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 5 day of December 2016, before me personally appeared O. Randall Woodbury and W. Richards Woodbury, to me personally known, who being by me duly sworn did say that they are the President and Vice Chairman of WOODBURY CORPORATION, known to be the Manager of WGG PARENT L.L.C., a Utah limited liability company, known to be a member of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

6

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (hereinafter “Fourth Amendment”) is entered into as of the 4 day of December 2017 (hereinafter “Effective Date”), by and between WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company (hereinafter “Landlord”), and TRAEGER PELLET GRILLS LLC, a Delaware limited liability company (hereinafter “Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 23, 2015 (hereinafter “Lease”), pursuant to which Landlord leased to Tenant that certain premises located at 1215 East Wilmington Avenue, Suite 200, Salt Lake City, Utah (“Leased Premises”), located in Wilmington Gardens;

WHEREAS, on or about April 1, 2015, Landlord and Tenant entered into that certain First Amendment to Lease;

WHEREAS, on or about February 8, 2016, Landlord and Tenant entered into that certain Second Amendment to Lease;

WHEREAS, on or about November 22, 2016, Landlord and Tenant entered into that certain Third Amendment to Lease;

WHEREAS, the Rental Term is set to expire of its own terms on March 31, 2026;

WHEREAS, Landlord and Tenant desire to expand the Leased Premises; and

WHEREAS, Landlord and Tenant desire to modify the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreement herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:

1.

From and after the Effective Date of this Fourth Amendment, the Leased Premises shall be expanded to include Suite 170, consisting of approximately 11,467 square feet of gross rentable area, as depicted on Exhibit “A-1”. Tenant shall accept Suite 170 in “as is” condition.

1

2.	From and after the Effective Date of this Fourth Amendment, Section 1.01 (I), LEASED PREMISES, of the Lease shall be amended and restated as follows:

“That portion of the Building (as defined in Section 2.01 of the Lease) known as Suites 170 and 200, consisting of approximately 51,151 square feet of gross rentable area plus an adjacent outdoor patio (“Leased Premises”), as substantially depicted on Exhibit “A-1”.

3.

From and after the Effective Date of this Fourth Amendment, all references to Exhibit “A-1” in the Lease, and any amendments or extensions thereto, shall refer to the Exhibit “A-1” attached hereto and by this reference incorporated herein.

4.	Base Monthly Rent during the Rental Term shall be amended to occur as follows:

Commencing January 1, 2018 and continuing through June 30, 2018, annual Base Monthly Rent shall be One Million Four Hundred Ninety-Two Thousand Three Hundred Seventeen and 60/100 Dollars ($1,492,317.60), payable in equal consecutive monthly installments of One Hundred Twenty-Four Thousand Three Hundred Fifty-Nine and 80/100 Dollars ($124,359.80).

5.	Escalations in Base Monthly Rent during the Rental Term shall occur as follows:

Escalation Date	Annual Base Monthly Rent	Base Monthly Rent
July 1, 2018	$1,537,087.20	$128,090.60
July 1, 2019	$1,583,199.84	$131,933.32
July 1, 2020	$1,614,863.76	$134,571.98
July 1, 2021	$1,647,161.04	$137,263.42
July 1, 2022	$1,680,104.28	$140,008.69
July 1, 2023	$1,713,706.32	$142,808.86
July 1, 2024	$1,747,980.48	$145,665.04
July 1, 2025	$1,782,940.08	$148,578.34

6.

From and after the Effective Date of this Fourth Amendment, Tenant’s proportionate share of Operating Expenses (as defined in Section 3.03 of the Lease) hallways, restrooms, etc. in the Building and Project shall be adjusted to reflect the increase of gross rentable area.

7.

Tenant shall be permitted to use Suite 170 for the operation of a retail show room, demonstration kitchen, hosting “Traeger Shop Classes”, general office use, and for no other use without Landlord’s consent. “Traeger Shop Classes” shall be defined as a regularly scheduled class open to the public demonstrating food preparation and cooking techniques.

8.

As consideration for entering into this Fourth Amendment, Tenant shall, upon execution of this Fourth Amendment pay to Landlord Thirty Thousand and 00/100 Dollars ($30,000.00) as additional Security Deposit for a combined total of One

2

Hundred Fifteen Thousand and 00/100 Dollars ($115,000.00) as Security Deposit under the Lease.

9.

At the end of the Rental Term, or any Rental Term extension or renewal thereof, or in the event Landlord or Tenant terminates the Lease, Tenant shall remove all signage on or within the Leased Premises prior to vacating the Leased Premises. In the event Tenant fails to remove its signage within ten (10) days of the expiration or earlier termination of the Lease, Tenant shall pay to Landlord a fee of Fifty and 00/100 Dollars ($50.00) per day for each day Tenant fails to remove its signage from the Leased Premises. Tenant shall, at Tenant’s sole cost and expense, repair any and all damage from the removal of any Tenant signage.

10.

Tenant may, at its sole cost and expense, add signage to the signage band in front of Suite 170. Tenant may also, at its sole cost and expense, move existing signage that faces the plaza to a location over the main entrance of the building in a location designated by Landlord. In addition, at its sole cost and expense, Tenant may replace prior tenant’s sign on the signage tower located at the southwest end of the plaza. All signage must be approved by Landlord in writing pursuant to Section 9.02 of the Lease.

11.

All notices to be given under this Fourth Amendment and the Lease shall be in writing and sent by United States certified mail, return receipt requested with postage prepaid, or by a nationally recognized overnight courier or expedited mail service, and addressed as follow:

If to Tenant at:	Traeger Grills
Attn: Jeremy Andrus
1215 East Wilmington Avenue, Suite 200
Salt Lake City, Utah 84106

With a copy to:	Jones Waldo Holbrook & McDonough, PC
Attn: Keven M. Rowe
170 South Main Street, Suite 1500
Salt Lake City, Utah 84101

If to Landlord at:	Wilmington Gardens Group L.L.C.
c/o Woodbury Corporation
Attn: Lease Administration 2733 East Parleys Way, Suite 300
Salt Lake City, Utah 84109
Ref: 2250 – Traeger Pellet Grills, Space 170

3

With a copy to:	Wilmington Gardens Group L.L.C, c/o Woodbury Corporation Attn: Legal Department 2733 East Parleys Way, Suite 300 Salt Lake City, Utah 84109 Ref: 2250 – Traeger Pellet Grills, Space 170

In order for notices to be deemed received by Landlord, Tenant must include the reference details as outlined above.

12.

Except as specifically modified, altered, or changed by this Fourth Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this Fourth Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

[Signature Pages to Follow]

4

IN WITNESS THEREOF, the parties hereto have executed this Fourth Amendment as of the date and year first above written.

LANDLORD:	WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company

	By:	WGG PARENT L.L.C., a Utah limited liability company, Its Member

		By:	WOODBURY CORPORATION, a Utah corporation, Its Manager

		By:	/s/ O. Randall Woodbury, President
O. Randall Woodbury, President

		By:	/s/ W. Richards Woodbury
W. Richards Woodbury, Chairman

TENANT:	TRAEGER PELLET GRILLS, LLC, a Delaware limited liability company

	By:	/s/ Jeremy Andrus
Jeremy Andrus, Chief Executive Officer

5

ACKNOWLEDGMENTS OF LANDLORD

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 1st day of Dec. 2017, before me personally appeared O. RANDALL WOODBURY, to me personally known, who being by me duly sworn did say that he is the President of WOODBURY CORPORATION, a Utah corporation, known to be the Manager of WGG PARENT L.L.C., a Utah limited liability company, known to be a Member of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 4th day of Dec. 2017, before me personally appeared W. RICHARDS WOODBURY, to me personally known, who being by me duly sworn did say that he is the Chairman of WOODBURY CORPORATION, a Utah corporation, known to be the Manager of WGG PARENT L.L.C., a Utah limited liability company, known to be a Member of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, know to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

6

ACKNOWLEDGMENT OF TENANT

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 17TH day of NOVEMBER 2017, before me personally appeared JEREMY ANDRUS, to me personally known to be the Chief Executive Officer of TRAEGER PELLET GRILLS, LLC, a Delaware limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its articles of organization.

Notary Public

7

EXHIBIT “A-1”

LEASED PREMISES

LEASED PREMISES
#115
3,396 S.F.
277 S.F.
3,673 S.F.
#119
2,415 S.F.
2,604 S.F.
#109
U: 1,211 S.F.
#105
U: 1,185 S.F.
#101
U: 2,021 S.F.
#100
U: 5,644 S.F.
#170
#150
U: 6,684 S.F.
R: 7,514 S.F.
503 S.F.
361 S.F.
214 S.F.
1,960 S.F.
60 S.F.
151 S.F.
#104
U: 1,443 S.F.
U: 1,415 S.F.
#110
U: 3,894 S.F.
#120
U: 2,570 S.F.
#140
U: 4,851 S.F.
84 S.F.
WEST BUILDING
1201 WILMINGTON AVENUE
EAST BUILDING
1215 WILMINGTON AVENUE

FIRST FLOOR PLAN
N.T.S.

DISCLAIMER: This is a representation of a multi-faceted Development/Project/Site involving multiple parties, and is subject to change without notice.

WOODBURY CORPORATION

WILMINGTON GARDEN
FIRST FLOOR - LEASE PLAN
1215 WILMINGTON AVENUE
SALT LAKE CITY, UTAH

DATE
10/23/17
DRAWN BY
JOHN

LEASE

8

DISCLAIMER: This is a representation of a multi-faceted Development/Project/Site involving multiple parties, and is subject to change without notice.
LEASED PREMISES
SECOND FLOOR LEASING PLAN

LEASE	DATE 11/5/17 DRAWN BY JOHN	WILMINGTON GARDEN SECOND FLOOR – LEASE PLAN 1215 WILMINGTON AVENUE SALT LAKE CITY, UTAH	WOODBURY CORPORATION

9

FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (“Fifth Amendment”) is entered into as of the 28th day of August 2018 (“Effective Date”), by and between WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company (“Landlord”), and TRAEGER PELLET GRILLS LLC, a Delaware limited liability company (“Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 23, 2015 (“Lease”), pursuant to which Landlord leased to Tenant that certain premises located at 1215 East Wilmington Avenue, known as Suite 200 which includes an adjacent outdoor patio, Salt Lake City, County of Salt Lake, State of Utah 84106 (“Leased Premises”), currently consisting of approximately 51,151 square feet of gross rentable area, located in Wilmington Gardens;

WHEREAS, on or about April 1 ,2015, Landlord and Tenant entered into that certain First Amendment to Lease;

WHEREAS, on or about February 8,2016, Landlord and Tenant entered into that certain Second Amendment to Lease;

WHEREAS, on or about November 22,2016, Landlord and Tenant entered into that certain Third Amendment to Lease;

WHEREAS, on or about December 4,2017, Landlord and Tenant entered into that certain Fourth Amendment to Lease;

WHEREAS, the Rental Term is set to expire of its own terms on June 30, 2O26; and

WHEREAS, Landlord and Tenant desire to modify the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:

1.

From and after the Effective Date of this Fifth Amendment, Exhibit “B” of the Lease shall be stricken in its entirety and replaced with Exhibit “B” attached hereto. All references to Exhibit “B” in the Lease, and any amendments or extensions thereto, shall refer to Exhibit “B” attached hereto and by this reference incorporated herein.

1

2.

In lieu of any other provisions in the Lease and this Fifth Amendment, all notices, demands, requests, consents, approval and other communications required or permitted to be given pursuant to the Lease and this Fifth Amendment (collectively “Notices”) shall be in writing and shall be sent by certified mail with return receipt requested, or by nationally known courier service with verification of receipt or refusal (including date of delivery or refusal), in each case with postage or delivery fees prepaid and addressed to a party at the addresses set forth below:

If to Tenant at:	Traeger Pellet Grills LLC Attn: Jeremy Andrus 1215 East Wilmington Avenue, Suite 200 Salt Lake City, UT 84106

With a copy to:	Jones Waldo Holbrook & McDonough, PC Attn: Keven M. Rowe 170 South Main Street, Suite 1500 Salt Lake City, UT 84101

If to Landlord at:	Wilmington Gardens Group L.L.C. c/o Woodbury Corporation Attn: Lease Administration 2733 East Parleys Way, Suite 300 Salt Lake City, UT 84109 Ref: #2250 – Traeger Pellet Grills, Space 200

With a copy to:	Wilmington Gardens Group L.L.C. c/o Woodbury Corporation Attn: Legal Department 2733 East Parleys Way, Suite 300 Salt Lake City, UT 84109 Ref: #2250 – Traeger Pellet Grills, Space 200

Notices are deemed given upon receipt or refusal of delivery. From time to time a party may specify any other address in the United States of America upon twenty (20) days’ advance notice thereof, similarly given, to the other party hereto. Notices sent by facsimile transmission, electronic mail or any other method not specifically mentioned herein shall not satisfy the requirements of this Section 2. No party may have more than three (3) addresses for Notices at any time.

3.

Except as specifically modified, altered, or changed by this Fifth Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this Fifth Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

2

IN WITNESS THEREOF, the parties hereto have executed this Fifth Amendment as of the date and year first above written.

LANDLORD:	WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company

	By:	WGG PARENT L.L.C., a Utah limited liability company, Its Member

		By:	WOODBURY CORPORATION, a Utah corporation, Its Manager

			By:	/s/ O. Randall Woodbury
O. Randall Woodbury, President

			By:	/s/ W. Richards Woodbury
W. Richards Woodbury, Chairman

TENANT:	TRAEGER PELLET GRILLS LLC, a Delaware limited liability company

	By:	/s/ Jeremy Andrus
Jeremy Andrus, Chief Executive Officer

3

ACKNOWLEDGMENTS OF LANDLORD

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 27th day of August 2018, before me personally appeared O. RANDALL WOODBURY to me Personally known, who being by me duly sworn did say that they are the President of WOODBURY CORPORATION, a Utah corporation, known to be the Manager of WGG PARENT L.L.C., a Utah limited liability company, known to be a Member of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

STATE OF UTAH	)
: ss.
COUNTY OF SALT LAKE	)

On the 28th day of August 2018, before me personally appeared W. RICHARDS WOODBURY, to me personally known, who being by me duly sworn did say that they are the Chairman of WOODBURY CORPORATION, a Utah corporation, known to be the Manager of WGG PARENT L.L.C., a Utah limited liability company, known to be a Member of WILMINGTON GARDENS GROUP L.L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

Notary Public

4

ACKNOWLEDGMENT OF TENANT

STATE OF UTAH                      )

                                                   : ss.

COUNTY OF SALT LAKE         )

On the 21ST day of AUGUST 2018, before me personally appeared JEREMY ANDRUS, to me personally known to be the Chief Executive Officer of TRAEGER PELLET GRILL, LLC, a Delaware limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its articles of organization.

Notary Public

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EXHIBIT “B”

LEGAL DESCRIPTION

II

Unit 1C contained within Wilmington Gardens Condominium, a Utah mixed use condominium project, as the same is identified in the Declaration of Condominium and Bylaws recorded September 18, 2015 as Entry No. 12134565 in Book 10362 at Page 6416 of the official records of the Salt Lake County, Utah Recorder (as said Declaration may heretofore have been amended or supplemented), and in the Condominium Plat recorded September 18 2015 as Entry No. 12134564, in Book 2015P of Plats at Page 220 of the official records of the Salt Lake County, Utah Recorder (as said Condominium Plat may heretofore have been amended or supplemented).

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